As filed with the U.S. Securities and Exchange Commission on March 4, 2026
Securities Act File No. 333-173276
Investment Company Act of 1940 File No. 811-22542

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. Post-Effective Amendment No. 253	☒
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 259	☒

SSGA Active Trust
(Exact Name of Registrant as Specified in Charter)

One Congress Street
Boston, Massachusetts 02114
(Address of Principal Executive Offices)
(617) 664-3920
(Registrant's Telephone Number)
Andrew J. DeLorme, Esq.
Chief Legal Officer
c/o SSGA Funds Management, Inc.
One Congress Street
Boston, Massachusetts 02114
(Name and Address of Agent for Service)

Copies to:
W. John McGuire, Esq.
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to Rule 485, paragraph (b)
☒	On March 4, 2026 pursuant to Rule 485, paragraph (b)
☐	60 days after filing pursuant to Rule 485, paragraph (a)(1)
☐	on _________________ pursuant to Rule 485, paragraph (a)(1)
☐	75 days after filing pursuant to Rule 485, paragraph (a)(2)
☐	on _________________ pursuant to Rule 485, paragraph (a)(2)
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
March 4, 2026
SSGA Active Trust
State Street® IG Public & Private ABS ETF (PRAB)

Principal U.S. Listing Exchange: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. It is possible to lose money by investing in the Fund.

Fund Summary
State Street® IG Public & Private ABS ETF
Investment Objective
The State Street IG Public & Private ABS ETF (the “Fund”) seeks to maximize risk-adjusted returns and provide current income.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.39%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.39%
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“Other expenses” are based on estimated amounts for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3
$40	$125
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. The Fund had not commenced operations as of the date of this Prospectus and, as a result, does not yet have a portfolio turnover rate.
The Fund's Principal Investment Strategy
Under normal circumstances, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) invests at least 80% of the Fund's net assets (plus the amount of borrowings for investment purposes) in a portfolio of investment grade asset-backed securities (“ABS”), including a combination of (i) public ABS and (ii) private ABS including, but not limited to, those sourced by Apollo Global Securities, LLC (“Apollo”). The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. Investment-grade ABS are instruments that are rated at the time of purchase BBB- or higher by S&P Global Ratings and/or Fitch Ratings Inc., or Baa3 or higher by Moody's or equivalent ratings by another registered nationally recognized statistical rating organization (commonly referred to as an “NRSRO”) or, if unrated by an NRSRO, of comparable quality in the opinion of the Adviser.
The Fund intends to invest in ABS of any kind, including but not limited to those backed by motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property or equipment (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, home equity sharing agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, point-of-sale loans, household device payment plans, and loans of any other type, including covenant-lite
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loans, income from other nonmortgage related obligations, such as income from business and small business loans, intellectual property royalties, project finance loans, renewable or traditional energy projects, data infrastructure projects, agricultural loans, personal financial assets, timeshare receivables, insurance and litigation finance receivables, and franchise rights. ABS in which the Fund may invest also include investments in the form of agency and non-agency residential mortgage-backed securities (“MBS”), agency and non-agency commercial MBS, collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”). Additionally, the Fund may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA Transactions”. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of MBS. The Fund also may invest in ABS issued pursuant to Rule 144A or Regulation S under the Securities Act of 1933 (the “Securities Act”), or Section 4(a)(2) of the Securities Act.
The Fund intends to invest in private ABS, which refers to a wide range of credit instruments, such as instruments that are directly originated, issued in private offerings, issued to private companies, and/or issued to borrowers by non-bank lenders (i.e., non-bank lending instruments), including, but not limited to, private ABS sourced by Apollo (each such instrument, an “AOS Investment”). The Adviser does not negotiate any terms of any fixed income instruments, including, but not limited to, AOS Investments, and the terms of any ABS, including, but not limited to, AOS Investments, would be negotiated and determined by an originator, which may be an affiliate of Apollo or a third-party. Private ABS, including, but not limited to, AOS Investments, generally are not publicly-traded, however, such instruments could be publicly-traded and may be investment grade. The allocation of Fund investments to private ABS, including AOS Investments, will be determined solely in the discretion of the portfolio managers of the Fund and will vary depending on several factors, including the portfolio managers' viewpoints regarding available AOS Investments or other private ABS, market conditions, credit analysis, and other factors the portfolio managers deem to be relevant at any given time.
Apollo has contractually agreed to provide intra-day, firm, executable bids on all AOS Investments held by the Fund, and is contractually obligated to repurchase AOS Investments held by the Fund in accordance with the Bid Quotation and Purchase Agreement (defined herein) between Apollo and the Fund. With respect to non-AOS Investments held by the Fund, Apollo may, but is not contractually obligated to, purchase non-AOS Investments from the Fund. The ability to sell AOS Investments to Apollo is not exclusive. The Fund could and may seek to sell AOS Investments to any interested, willing, and eligible counterparty. Apollo does not have a contractual obligation to identify and make available (or offer) any investment for the Fund to buy.
The Fund may invest up to 20% in other debt securities including securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; corporate bonds; debt securities issued pursuant to Rule 144A or Regulation S under the Securities Act, or Section 4(a)(2) of the Securities Act; structured notes; preferred stock (including convertible preferred stock); and bank loans (primarily senior loans). Such debt securities may be issued at fixed, variable, floating, adjustable or zero coupon rates. The Fund also may invest in foreign (including emerging markets) debt securities. The Fund may also invest in exchange traded funds (“ETFs”) as a way to gain exposure to certain asset classes and/or securities that are consistent with the principal investment strategy of the Fund. The Fund may invest in certain ETFs that pay fees to the Adviser and its affiliates for management, marketing or other services. The Fund may also invest in high yield securities (commonly known as “junk” bonds). High yield securities, also known as below investment-grade securities, are instruments that are rated BB+ or lower by S&P or Fitch Inc. or Ba1 or lower by Moody's or equivalent ratings by another registered NRSRO, or, if unrated by an NRSRO, of comparable quality in the opinion of the Adviser.
The Fund may also use derivative instruments (primarily forward and futures contracts; interest rate, credit default, and total return swaps; and options) to hedge currency exposure and manage yield, interest rate exposure (also known as duration), and exposure to credit quality. The Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds, including money market funds advised by the Adviser.
The Adviser actively-manages the Fund using a risk-aware, top-down approach combined with bottom-up security selection to construct a portfolio that seeks to overweight the most attractive sectors and issuers. The Adviser develops long-term structural and intermediate-term cyclical views through analyzing macroeconomic factors, financial conditions, and industry and sector trends. Individual securities are then identified through rigorous fundamental research including financial analysis of cash flows, capital structure, industry and issuer- specific fundamentals, and relative value assessment. As a result of this investment approach, the Fund may experience a high portfolio turnover rate.
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Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Asset-Backed and Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities, in most cases, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. These securities may be subject to liquidity risk as well as the risk of illiquidity and default on the underlying asset or mortgage, particularly during periods of economic downturn. The liquidity of mortgage-backed and asset-backed securities may change over time. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities. In particular, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. Transactions in mortgage pass through securities may occur through the use of “to-be-announced” or “TBA Transactions”. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction.
Collateralized Debt Obligations Risk: The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to many of the same risks of investing as debt securities and asset-backed securities, including credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.
Collateralized Loan Obligation Risk: The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the collateralized loan obligation in which the Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest of other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results. Collateralized loan obligations are divided into two or more classes, called “tranches,” each with a different credit rating and risk/return profile. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the collateralized loan obligation's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. Senior and mezzanine tranches are typically rated. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.
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Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Credit Risk: Credit risk is the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund's income might be reduced, the value of the Fund's investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security's or other instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due. The values of lower-quality debt securities, including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Affiliated ETF Risk: To the extent the Fund invests in an affiliated underlying ETF, the Fund's investment performance and risks may be directly related to the investment performance and risks of the affiliated ETF. In addition, the Adviser may have an incentive to take into account the effect on an affiliated ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that affiliated ETF. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Bank Loan Risk: The Fund may invest in secured and unsecured participations in bank loans and assignments of such loans. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. The Fund may also experience settlement delays with respect to bank loan trades, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet the Fund's redemption obligations. Participations by the Fund in a lender's portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the
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performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Cash Position Risk: If the Fund holds a significant position in cash or cash equivalents, its investment returns may be adversely affected, and the Fund may not achieve its investment objective.
Cash Transaction Risk: The Fund may sell portfolio securities to meet some or all of a redemption request with cash. In such cases, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Currency Hedging Risk: If the Fund enters into currency hedging transactions, any loss generated by those transactions generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. There can be no assurance that the Fund's hedging transactions will be effective.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargoes, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Exchange-Traded Funds Risk: The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by an underlying ETF in which it invests. Also, the Fund bears its proportionate share of the fees and expenses of an underlying ETF in which it invests. In addition, the shares of an underlying ETF may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETF's shares) for a number of reasons. For example, supply and demand for shares of an
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underlying ETF or market disruptions may cause the market price of the underlying ETF to deviate from the value of the underlying ETF's investments, which may be exacerbated in less liquid markets.
Forward Contracts Risk: A forward contract is a private, customizable agreement to buy or sell a specified currency, security or instrument at a future date at a price set at the time of the contract. Forward contracts settle at the end of the agreement and trade over-the-counter. The risks of forward contracts include, but are not limited to: (1) the success of the Sub-Adviser's ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) imperfect or no correlation between the changes in market value of the currencies or securities and the prices of such contracts; and (3) the risk that the counterparty will default on its obligations.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Liquidity Risk: Lack of a ready market, stressed market conditions, restrictions on resale, or certain market environments may limit the ability of the Fund to sell an investment at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector. Further, if counterparties are unwilling to purchase AOS Investments, AOS Investments that were deemed liquid by the Adviser may become illiquid.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Money Market Fund Investment Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.
New Fund Risk: The Fund is new and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
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Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.
Options Risk: The Fund's successful use of options depends on the ability of the Adviser to forecast market movements correctly. When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The sale of options by the Fund may create investment leverage.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.
Preferred Stock Risk: Generally, preferred stock holders have no or limited voting rights with respect to the issuing company. In addition, preferred stock is generally senior to common stock, but may be subordinated to bonds and other debt instruments in a company's capital structure and therefore may be subject to greater credit risk than those debt instruments. In the event an issuer of preferred stock experiences economic difficulties, the issuer's preferred stock may lose substantial value due to the increased likelihood of deferred dividend payments and the fact that the preferred stock may be subordinated to other securities of the same issuer. Further, because preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of preferred stock held by the Fund is likely to decline. In addition, to the extent preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred stock often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred stock having a higher than average yield may cause a decrease in the Fund's yield.
Privately Issued Securities Risk: The Fund will invest in privately-issued securities, including those which are issued pursuant to Rule 144A or Regulation S under the Securities Act of 1933, or Section 4(a)(2) of the Securities Act 1933. Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. Private ABS can range in credit quality depending on a variety of factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer's cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company's debt obligations. In addition, there can be no assurance that the Adviser will be able to secure all of the investment opportunities that it identifies for the Fund, or that the size of an investment
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opportunity available to the Fund will be as large as the Adviser would desire, on account of general economic conditions, specific market developments, or other circumstances outside of the Adviser's control.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Senior Loan Risk: Investments in senior loans are subject to credit risk and general investment risk. Credit risk refers to the possibility that the borrower of a senior loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a senior loan will result in a reduction in the value of the senior loan and consequently a reduction in the value of the Fund's investments and a potential decrease in the NAV of the Fund. Senior loans are also subject to the risk that the value of the collateral securing a senior loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. In addition, the Fund's access to the collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of senior loans or causing interest previously paid to be refunded to the borrower. Senior loans are also subject to high yield securities risks and liquidity risks described above. In addition, bank loans may be subject to extended settlement periods, which may impair the Fund's ability to sell or realize the full value of its loans in the event of a need to liquidate such loans in a compressed period of time. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.
Structured Notes Risk: Structured notes, a type of derivative instrument, are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Structured notes involve risks including interest rate risk, credit risk and market risk. Structured notes may be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
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U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.
Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.
Fund Performance

The Fund had not commenced operations as of the date of this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to an index. When available, updated performance information may be obtained by calling 1-866-787-2257 or visiting the Fund's website: www.statestreet.com/im.
Portfolio Management
Investment Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”)  serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are James Palmieri, Jay Ladieu and Mane Harutyunyan.
James Palmieri, CFA, is a Managing Director of the Adviser, and a Senior Portfolio Manager and Head of Structured Credit for the Adviser's Fundamental Active Fixed Income Team. He joined the Adviser in 2016 through the acquisition of GE Asset Management Incorporated (“GEAM”) by State Street Investment Management.
Jay Ladieu is a Managing Director of the Adviser, and a Senior Portfolio Manager and Head of Global Rates for the Adviser's Active Fixed Income and Liquidity Solutions team. He joined the Adviser in 2006.
Mané Harutyunyan, is a Vice President of the Adviser, and Structured Products Portfolio Manager in the Adviser's Active Fixed Income Team. She joined the Adviser in 2018.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Creation Unit transactions may be conducted in exchange for cash only, which may cause the Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind.
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Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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Additional Strategies Information
Principal Strategies
Please see “The Fund's Principal Investment Strategy” section under “Fund Summary” above for a complete discussion of the Fund's principal investment strategies. The Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”) which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).
As described in the SAI, the Fund has adopted a non-fundamental investment policy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in investments suggested by its name, measured at the time of investment. The Fund will provide shareholders with at least 60 days' notice prior to any change in this non-fundamental 80% investment policy.The Board of Trustees (the “Board”) of SSGA Active Trust (the “Trust”) may change the Fund's investment objective, investment strategy and other policies without shareholder approval, except as otherwise noted in this Prospectus or in the SAI.
Apollo is not a sponsor, distributor, promoter, or investment adviser to the Fund. Apollo has entered into a contractual agreement with the Fund (the “Bid Quotation and Purchase Agreement”) whereby it is obligated to provide firm bids on AOS Investments to the Fund on a daily basis at certain intervals and is required to repurchase AOS Investments that the Fund has purchased at or above the firm bid price offered by Apollo, subject to, but not limited to, contractual levels designed to cover the estimated seven-day stress redemption rate as of the date hereof. The sale of AOS Investments to Apollo is not exclusive and the Fund may seek to sell AOS Investments to other counterparties.
Non-Principal Strategies
Temporary Defensive Positions. In response to actual or perceived adverse market, economic, political, or other conditions, the Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. If the Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Borrowing Money. The Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or other governing statutes, by the rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). The Fund may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Consistent with a rule under the 1940 Act, the Fund may treat such investments as either borrowings or derivatives transactions. To the extent the Fund treats reverse repurchase agreements or similar financing transactions as borrowings, such investments will also be included in the 33 1/3% limit.
Lending of Securities. The Fund may lend its portfolio securities in an amount not to exceed 40% of the value of its net assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. The Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. To the extent the Fund receives cash collateral, as of the date of this Prospectus, the Adviser expects to invest such cash collateral in a fund managed by the Adviser that invests in U.S. dollar-denominated, short-term, high quality debt obligations, including the following: a broad range of money market instruments; certificates of deposit and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; ABS; mortgage-related securities; repurchase agreements; and shares of money market funds. With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the
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borrower equal to a percentage of the market value of the loaned securities. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, the Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by the Fund.
Additional Risk Information
The following section provides information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund Summary along with additional risk information.
Principal Risks
Affiliated ETF Risk. To the extent the Fund invests in an affiliated ETF, the Fund's investment performance and risks may be directly related to the investment performance and risks of the affiliated ETF. In addition, the Adviser may have an incentive to take into account the effect on an affiliated ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that affiliated ETF. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities, in most cases, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. These securities are subject to the risk of default on the underlying asset or mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities. In particular, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. The liquidity of mortgage-related and asset-backed securities may change over time. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.
Transactions in mortgage pass-through securities may occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction”. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction. To minimize this risk, to the extent the Fund enters into TBA Transactions, it will do so only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.
Collateralized Debt Obligations Risk. The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to many of the same risks of investing as debt securities and asset-backed securities, including credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.
Collateralized Loan Obligation Risk. The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the collateralized loan obligation in which the Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest of other payments,
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(ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results. Collateralized loan obligations are divided into two or more classes, called “tranches,” each with a different credit rating and risk/return profile. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the collateralized loan obligation's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. Senior and mezzanine tranches are typically rated. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.
Bank Loan Risk. The Fund may invest in secured and unsecured participations in bank loans and assignments of such loans. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. The Fund may also experience settlement delays with respect to bank loan trades, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet the Fund's redemption obligations. Participations by the Fund in a lender's portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of covenant-lite loans than its holdings of loans with the usual covenants.
Below Investment-Grade Securities Risk. Securities rated below investment-grade and unrated securities of comparable credit quality (commonly known as “high-yield” or “junk” bonds) lack strong investment-grade characteristics, are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments, and are subject to greater levels of credit, liquidity and market risk than higher-rated securities. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. In the event the issuer of a debt security held by the Fund defaults on its payments or becomes insolvent or bankrupt, the Fund may not receive the return it was promised on the investment and could lose its entire investment. The lower ratings of junk bonds reflect a greater possibility that actual or perceived adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may fall substantially and the Fund could lose some or all of the value of its investment. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid than for higher quality debt securities, especially during periods of recession or general market decline, which could make it difficult at times for the Fund to sell certain securities at prices used in calculating the Fund's NAV. These securities may have significant volatility.
Call/Prepayment Risk. Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an
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unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by the Fund are prepaid. In any such case, the Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Cash Position Risk. The Fund may hold a significant portion of its assets in cash or cash equivalents in the Adviser's discretion. If the Fund holds a significant cash position, its investment returns may be adversely affected, and the Fund may not achieve its investment objective.
Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. The Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted.
Credit Risk. Issuers may not be able to repay the principal or interest on securities (including loans), which may result in the Fund losing money. There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of issuers may also adversely affect the value of the assets of the Fund.
Currency Risk. Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of the Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments.
Currency Hedging Risk. If a derivative is used as a hedge against a position that the Fund holds, any gain generated by the derivative generally should be substantially offset by losses on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between a derivative and its reference asset. Furthermore, while the Fund may hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, changes in currency exchange rates may affect Fund returns even when the
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hedge works as intended. The effectiveness of the Fund's currency hedging strategy will also generally be affected by the volatility of both the securities that the Fund holds, and the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility may reduce the effectiveness of the Fund's currency hedging strategy and may impact the costs associated with hedging transactions. The effectiveness of the Fund's currency hedging strategy and the costs associated with hedging transactions may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may further impact the effectiveness of the Fund's currency hedging strategy. There can be no assurance that the Fund's hedging transactions will be effective. The Fund's currency hedging activities will potentially increase or accelerate distributions to shareholders, increase distributions taxed to shareholders as ordinary income, result in the re-characterization of prior ordinary income distributions as return of capital, or generate losses that cannot be used to offset income or capital gain in subsequent years. The Fund will bear the costs associated with any such hedging transaction, regardless of any gain or loss experienced on the hedging transaction.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, a decline in the Fund's income and yield, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that the Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including, without limitation, absence of a secondary trading market; the potential for reduced returns to the Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Forward Contracts Risk. A forward contract is a private, customizable agreement to buy or sell a specified security or instrument at a future date at a price set at the time of the contract. Forward contracts settle at the end of the agreement and trade over-the-counter. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A non-deliverable forward currency contract is a contract where there is no physical settlement of two currencies at maturity. Instead, a net cash settlement will be made by one party to the other based on the movement of the currencies. The risks of forward contracts include, but are not limited to: (1) the success of the Adviser's ability to predict movements in the prices of individual
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currencies or securities, fluctuations in markets and movements in interest rates; (2) imperfect or no correlation between the changes in market value of the currencies or securities and the prices of such contracts; and (3) the risk that the counterparty will default on its obligations.
Futures Contract Risk. The risk of loss relating to the use of futures contracts is potentially unlimited. The ability to establish and close out positions in futures contracts will be subject to the development and maintenance of a liquid market. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or at any particular time. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate the futures contract. In using futures contracts, the Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such futures contracts successfully are different from those needed for traditional portfolio management. If the Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the futures contracts and movements in the securities or index underlying the futures contracts or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their futures positions that they would not otherwise take. The margin requirements in the futures markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful futures activity over a very short time period. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the Fund is required to deposit. The Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund will incur brokerage fees in connection with its futures transactions. In the event of an insolvency of the futures commission merchant or a clearing house, the Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators, and many futures exchanges have established limits referred to as “position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures and options contract. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that the positions of different clients managed by the Adviser may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund's investment strategy. In addition, exchanges may establish accountability levels applicable to a futures contract instead of position limits, provided the futures contract is not subject to federal position limits. An exchange may order a person who holds or controls a position in excess of a position accountability level not to further increase its position, to comply with any prospective limit that exceeds the size of the position owned or controlled, or to reduce any open position that exceeds the position accountability level if the exchange determines that such action is necessary to maintain an orderly market. Position accountability levels could adversely affect the Fund's ability to establish and maintain positions in commodity futures contracts to which such levels apply, if the Fund were to trade in such contracts, and the Fund's ability to achieve its investment objective.
The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. Futures contracts traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other
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payments made by the Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Options Risk. The Fund's successful use of options depends on the ability of the Adviser to forecast market movements correctly. For example, if the Fund were to write a call option on a security based on the Adviser's expectation that the price of the security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price. When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change over a relatively short time period. The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The sale of options by the Fund may create investment leverage.
Swaps Risk. A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index  or index component. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Emerging Markets Risk. Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, increased potential for market manipulation, higher levels of inflation, deflation or currency devaluation, greater risk of market shutdown, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. There may be limited legal rights and remedies for investors in companies domiciled in emerging markets. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as embargoes and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
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Exchange Traded Funds Risk. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. In addition, the Fund is subject to substantially the same risks as those associated with the direct ownership of the securities or other assets represented by an underlying ETF in which it invests. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.
Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF shares depends on the demand in the market and such value may deviate from the NAV of the ETF, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, especially times of extreme market stress, which could adversely affect the Fund's performance.
Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may increase the period of time during which an investment earns a below-market interest rate, increase the security's duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk. The NAV of Fund Shares will generally fluctuate with changes in the market value of the Fund's securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in the Fund's NAV and supply and demand of Fund Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the NAV of Fund Shares during periods of market volatility. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to the Fund's NAV, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the Fund's NAV. If an investor purchases Fund Shares at a time when the market price is at a premium to the NAV of Fund Shares or sells at a time when the market price is at a discount to the NAV of Fund Shares, then the investor may sustain losses.
Income Risk. The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by the Fund may limit the Fund's ability to achieve its objective.
Interest Rate Risk. Interest rate risk is the risk that the securities held by the Fund will decline in value because of increases in market interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in the Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates.
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This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund's investments. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.
Liquidity Risk. Liquidity risk is the risk that the Fund may not be able to dispose of investments readily at a favorable time or prices (or at all) or at prices approximating those at which the Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. The Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. Further, if counterparties are unwilling to purchase AOS Investments, AOS Investments that were deemed liquid may become illiquid.
Management Risk. The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk. Market prices of investments held by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in the Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, public health issues, or other events could have a significant impact on the Fund and its investments. Due to the interconnectedness of economies and financial markets throughout the world, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity of certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. The foregoing could impact the Fund and its investments and result in disruptions to the services provided to the Fund by its service providers.
Money Market Fund Investment Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to
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lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street, SSGA FM or their affiliates (collectively, the “State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from the State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
New Fund Risk. The Fund is new and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and delays, restrictions or prohibitions on the repatriation of non-U.S. currencies. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect the Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of the Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments to experience gains or losses. In addition, the threat of or actual imposition of tariffs may adversely impact the price of non-U.S. securities.
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Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing the Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains.
Preferred Stock Risk. Generally, preferred stock holders have no or limited voting rights with respect to the issuing company. In addition, preferred stock is generally senior to common stock, but subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. In the event an issuer of preferred stock experiences economic difficulties, the issuer's preferred stock may lose substantial value due to the increased likelihood of deferred dividend payments and the fact that the preferred stock may be subordinated to other securities of the same issuer. Further, because many preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred stock held by the Fund is likely to decline. Therefore, to the extent that the Fund invests a substantial portion of its assets in fixed rate preferred stock, rising interest rates may cause the value of the Fund's investments to decline significantly. In addition, to the extent preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred stock often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred stock having a higher than average yield may cause a decrease in the Fund's yield.
Privately Issued Securities Risk. The Fund will invest in privately-issued securities, including those which are issued pursuant to Rule 144A or Regulation S under the Securities Act of 1933, or Section 4(a)(2) of the Securities Act of 1933. Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. Private ABS can range in credit quality depending on a variety of factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer's cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company's debt obligations. In addition, there can be no assurance that the Adviser will be able to secure all of the investment opportunities that it identifies for the Fund, or that the size of an investment opportunity available to the Fund will be as large as the Adviser would desire, on account of general economic conditions, specific market developments, or other circumstances outside of the Adviser's control.
Reinvestment Risk. Income from the Fund may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the yield and total return of the Fund Shares.
Restricted Securities Risk. The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
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Senior Loan Risk. Investments in senior loans are subject to credit risk and general investment risk. Credit risk refers to the possibility that the borrower of a senior loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a senior loan will result in a reduction in the value of the senior loan and consequently a reduction in the value of the Fund's investments and a potential decrease in the NAV of the Fund. Senior loans are also subject to the risk that the value of the collateral securing a senior loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. In addition, the Fund's access to the collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of senior loans or causing interest previously paid to be refunded to the borrower. Senior loans are also subject to high yield securities risks and liquidity risks described above. In addition, bank loans may be subject to extended settlement periods, which may impair the Fund's ability to sell or realize the full value of its loans in the event of a need to liquidate such loans in a compressed period of time. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of covenant-lite loans than its holdings of loans with the usual covenants.
Settlement Risk. Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, hinder the ability of the Fund to lend its portfolio securities, and potentially subject the Fund to penalties for its failure to deliver to on-purchasers of securities whose delivery to the Fund was delayed. Delays in the settlement of securities purchased by the Fund may limit the ability of the Fund to sell those securities at times and prices it considers desirable, and may subject the Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. The Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others.
Structured Notes Risk. Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the amounts of principal and/or interest payments are determined by reference to the performance of a specific asset, such as an equity security, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product as well as to the underlying reference measure. Structured notes may be leveraged, increasing the volatility of each structured note's value relative to the change in the reference measure. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
The interest rate or the principal amount payable upon maturity or redemption of a structured note may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure. Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
U.S. Government Securities Risk. U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie
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Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities. Securities issued by the U.S. Treasury historically have been considered to present minimal credit risk. The downgrade in the long-term U.S. credit rating by at least two major rating agencies has introduced greater uncertainty about the ability of the U.S. to repay its obligations. Further credit rating downgrades or a U.S. credit default could decrease the value and increase the volatility of the Fund's investments.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. The total public debt of the United States as a percentage of gross domestic product grew rapidly after the financial crisis of 2008 and has remained at a historically high level. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. Fitch also downgraded its rating of U.S. Treasury securities from AAA to AA+ on August 1, 2023, citing increasing government debt and erosion in confidence regarding governance of fiscal matters as a result of repeated political standoffs related to debt limit approvals. Most recently, on May 16, 2025, Moody's downgraded U.S. long-term issuer and senior unsecured ratings from Aaa to Aa1 to reflect over a decade-long increase in government debt, as well as interest payment ratios higher than those of similarly rated countries. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. Any additional downgrades of U.S. Treasury securities from ratings agencies may cause the value of the Fund's U.S. Treasury obligations to decline. In recent years, impasses in Congress regarding the federal budget have caused temporary Federal government shutdowns. While Congress has temporarily suspended the debt limit from time to time, the risks that the U.S. government will not adopt a long-term budget or deficit reduction plan, of one or more additional Federal government shutdowns or of future failures to not increase the Federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Valuation Risk. Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause the Fund to value its investments incorrectly. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
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Variable and Floating Rate Securities Risk. Variable or floating rate securities are debt securities with variable or floating interest rates payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended generally to reflect market rates of interest and allow the Fund to participate (determined in accordance with the terms of the securities) in increases in interest rates through upward adjustments of the coupon rates on the securities. However, during periods of increasing interest rates, changes in the coupon rates may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. The Fund may also invest in variable or floating rate equity securities, whose dividend payments vary based on changes in market rates of interest or other factors.
In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. The extent of increases and decreases in the values of derivative variable rate securities and the corresponding change to the NAV of the Fund in response to changes in market rates of interest generally may be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions, and maturity. The markets for such securities may be less developed and may have less liquidity than the markets for conventional securities.
Zero-Coupon Bond Risk. Zero-coupon bonds are debt obligations that are generally issued at a discount and payable in full at maturity, and that do not provide for current payments of interest prior to maturity. Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. When interest rates rise, the values of zero-coupon bonds fall more rapidly than securities paying interest on a current basis, because the Fund is unable to reinvest interest payments at the higher rates.
Non-Principal Risks
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Conflicts of Interest Risk. An investment in the Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which the Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.
The Adviser and its affiliates serve as investment advisers to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Fund. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for the Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by the
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Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material non-public confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Fund) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect the Fund. The Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Costs of Buying and Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund Shares (the “bid” price) and the price at which an investor is willing to sell Fund Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund Shares based on trading volume and market liquidity, and is generally lower if Fund Shares have more trading volume and market liquidity and higher if Fund Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, a custodian, the transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Adviser has established a business continuity plan and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value.
Regulatory Risk. Governmental and regulatory actions may have unexpected or adverse consequences on particular markets, strategies, or investments, which may adversely impact the Fund and impair how it is managed. Policy and legislative changes in the United States and in other countries may affect aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
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Securities Lending Risk. The Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund, marked to market each trading day.In a loan transaction, as compensation for lending its securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities, and may involve expenses to the Fund. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities provided as collateral or acquired with cash collateral. The Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. In addition, the Fund will be subject to the risk that any income generated by lending its securities or reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower. The Adviser will take into account the tax impact to shareholders of substitute payments for dividends when overseeing the Fund's securities lending activity.
Trading Issues. Although Fund Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for the Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, Fund Shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund's shares. While the Fund expects that the ability of APs to create and redeem Fund Shares at NAV should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange.
Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser, and, subject to the oversight of Board, is responsible for the investment management of the Fund. The Adviser provides an investment management program for the Fund and manages the investment of the Fund's assets. In addition, the Adviser provides administrative, compliance and general management services to the Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up State Street Investment Management, the investment management arm of State Street Corporation. As of December 31, 2025, the Adviser managed approximately $1.31 trillion in assets and State Street Investment Management managed approximately $5.36 trillion in assets. The Adviser's principal business address is One Congress Street, Boston, Massachusetts 02114.
For the services provided to the Fund under the Investment Advisory Agreement, the Fund expects to pay the Adviser the annual fees based on a percentage of the Fund's average daily net assets as set forth below:
State Street IG Public & Private ABS ETF	0.39%
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From time to time, the Adviser may waive all or a portion of its management fee. The Adviser pays all expenses of the Fund other than the management fee, acquired fund fees and expenses associated with holdings of acquired funds for cash management purposes, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.
SSGA FM, as the investment adviser for the Fund, may hire one or more sub-advisers to oversee the day-to-day investment activities of the Fund. The sub-advisers are subject to oversight by the Adviser. The Adviser and the Trust have received an exemptive order from the SEC that permits the Adviser, with the approval of the Independent Trustees of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for the Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. For the avoidance of doubt, Apollo is not a sub-adviser for the Fund. Apollo does not render advice of any kind or conduct any analyses or make any recommendations or selections with respect to investments considered by the Adviser for inclusion in the Fund's portfolio or any other potential investment opportunities for the Fund's or SSGA FM's benefit or consumption, nor does it perform any discretionary or any other asset management functions of SSGA FM or its affiliates. The Adviser has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to any unaffiliated sub-adviser retained pursuant to the order.
A summary of the factors considered by the Board in connection with the initial approval of the Investment Advisory Agreement for the Fund will be available in the Fund's Form N-CSR filing with the SEC for the period ended April 30, 2026.
Portfolio Managers.
The Adviser manages the Fund using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the investment strategy. This approach requires portfolio managers to share a variety of responsibilities, including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Investment Management. The portfolio management team is overseen by State Street Investment Management's internal governance.
The professionals primarily responsible for the day-to-day management of the Fund are James Palmieri, Jay Ladieu and Mané Harutyunyan.
James Palmieri, CFA, is a Managing Director of State Street Investment Management and a Senior Portfolio Manager and Head of Structured Credit for the Adviser's Fundamental Active Fixed Income Team. In his role, he is the lead portfolio manager and trader for the Structured Products Group servicing total rate of return and insurance accounts. In addition to his portfolio management responsibilities, Mr. Palmieri is a member of the Fixed Income Currency and Cash Senior Leadership Team, and the Fundamental Active Core and Core Plus Fixed Income Team. He joined State Street Investment Management in 2016 through the acquisition of GEAM by the ultimate parent company of State Street Investment Management. Prior to joining State Street Investment Management, Mr. Palmieri worked at GEAM for eleven years as a senior portfolio manager and trader for all fixed income total rate of return and insurance accounts for GE. Prior to joining GEAM, he worked at Constitution State Corporate Credit Union for one year as an investment director and CIGNA Investment Management for five years as a fixed income portfolio manager. He received his Bachelor of Science from Central Connecticut State University, is a Chartered Financial Analyst (CFA) charter holder, and has been in the investment industry since 1996.
Jay Ladieu is a Managing Director of State Street Investment Management and a Senior Portfolio Manager and Head of Global Rates for the Adviser's Active Fixed Income and Liquidity Solutions team. Mr. Ladieu is also a member of the Active Fixed Income Asset Allocation Team. He joined State Street Investment Management in 2006 as a member of the MBS trading desk and transitioned to the active portfolio management team in 2008. Mr. Ladieu oversaw the Government Solutions team at the firm and in his role, he managed the Agency MBS Purchase Program on behalf of
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the US Department of Treasury. Mr. Ladieu has 29 years of fixed income experience focused on trading and portfolio management. Prior to joining State Street Investment Management, Mr. Ladieu worked for Fidelity Capital Markets, Visible Markets and Independence Investment Associates. He received his Bachelor of Arts in Economics from Bates College, Maine.
Mané Harutyunyan is a Vice President of State Street Investment Management and a Multi-Sector Portfolio Manager on the Adviser's Active Fixed Income and Liquidity Solutions Team, where she specializes in structured products. In her role, she manages over $1 billion across active short-duration and total return strategies for institutional clients, and co-manages a suite of public and private credit ETFs with a focus on asset-backed finance (ABF) assets. Ms. Harutyunyan brings more than 10 years of experience across fixed income sales, investments, and strategy. She holds a bachelor's degree in Business and Psychology from the University of Miami and is a CFA charterholder and member of the CFA Society of Boston. She joined the Adviser in 2018.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Fund is available in the SAI.
Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for the Fund. State Street, part of State Street Corporation, serves as the Sub-Administrator for the Fund and the Custodian for the Fund's assets, and serves as Transfer Agent to the Fund.
Lending Agent. State Street serves as the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.
Distributor. State Street Global Advisors Funds Distributors, LLC serves as the Fund's distributor (“SSGA FD” or the “Distributor”) pursuant to the Distribution Agreement between SSGA FD and the Trust. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.
Additional Information. The Board oversees generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Fund's investment adviser, the, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Additional Purchase and Sale Information
Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund's NAV, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of Fund Shares. The trading prices of Fund Shares may deviate significantly from the Fund's NAV during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained over long periods.
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The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to the Fund. The IOPV calculations are estimates of the value of the Fund's NAV per Fund Share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the NAV per Fund Share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the Fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of the Fund's current portfolio. Neither the Fund nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.
The Fund does not impose any restrictions on the frequency of purchases and redemptions; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund's investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from the Fund directly, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund's shareholders or (b) any attempts to market time the Fund by shareholders would result in negative impact to the Fund or its shareholders.
Distributions
Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
The Fund may earn interest from debt securities and, if participating, securities lending income. The Fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The Fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of the Fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”
Income dividend distributions, if any, are generally distributed to shareholders monthly, but may vary significantly from period to period.
Net capital gains for the Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).
Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.
Portfolio Holdings Disclosure
The Fund's portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by the Fund are disclosed on the Fund's website.
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Additional Tax Information
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
The Fund has elected or will elect to be a regulated investment company (“RIC”) for U.S. federal income tax purposes and intends to qualify each year to be treated as such. A RIC is generally not subject to tax at the corporate level on income and gains that are distributed to shareholders. However, the Fund's failure to qualify for treatment as a RIC may result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as ordinary income. Any distributions of the Fund's net capital gains are taxable as long-term capital gain regardless of how long you have owned Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in Fund Shares, and, in general, as capital gain thereafter.
Since the Fund primarily holds debt investments and funds that hold debt investments, it is not expected that a substantial portion of the dividends paid by the Fund will qualify for either the dividends-received deduction for corporations or the favorable income tax rates available to individuals on qualified dividend income.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Certain tax-exempt educational institutions will be subject to an excise tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
Distributions paid in January, but declared by the Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Fund will inform you of the amount of your ordinary income dividends and capital gain distributions shortly after the close of each calendar year.
A distribution will reduce the Fund's NAV per Fund Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.
Original Issue Discount. Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. The Fund's share of such income is included in determining the amount that the Fund must distribute to maintain its eligibility for treatment as a RIC and to avoid the payment of federal tax, including the nondeductible 4% excise tax. Because any income required to be recognized as a result of the OID and/or market discount rules (discussed below) may not be matched by a corresponding cash payment, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level.
Inflation-Indexed Bonds. Special rules apply if the Fund holds inflation-indexed bonds. Generally, all stated interest on inflation-indexed bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of the Fund's OID in a taxable year with respect
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to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distribution requirements for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund's income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.
Market Discount. Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or below adjusted issue price if the bond was issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, the gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Where the income required to be recognized as a result of the market discount rules is not matched by a corresponding cash receipt by the Fund, the Fund may be required to borrow money or dispose of securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level, potentially resulting in additional taxable gain or loss to the Fund.
Derivatives and Other Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund. You should consult your personal tax advisor regarding the application of these rules.
Private Funds and Private ABS. To qualify for treatment as a RIC under the Code, the Fund must meet certain requirements, including requirements regarding the sources of its income, the diversification of its assets and the annual distribution of its income and gain. The Fund may invest in private funds and private ABS, and the application of these tax requirements to RICs that invest in certain private funds and private ABS is complicated and not entirely clear. Certain investments in private funds and private ABS are treated as equity in “passive foreign investment companies” (“PFICs”) or “controlled foreign corporations” (“CFCs”) for U.S. federal income tax purposes. Investments in PFICs and CFCs are subject to complex rules that may under certain circumstances adversely affect the Fund. Certain other investments in private funds and private ABS are treated as equity interests in entities treated as partnerships for U.S. federal income tax purposes. In addition, the Internal Revenue Service (the “IRS”) may take the position that, notwithstanding a private ABS's form, the investment should be treated as a different type of asset. A recharacterization of an investment may have unintended and potentially adverse consequences for the Fund and shareholders. The Fund may determine to hold investments in private funds and private ABS through an entity treated as a CFC in order to achieve the Fund's investment objective while complying with the tax requirements applicable to RICs. If the Fund fails to meet the requirements applicable to RICs, all or a portion of the Fund's income might be subject to entity-level tax, which would adversely affect shareholders.
Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the Fund at the close of its taxable year consist of certain foreign stocks or securities, the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. If the Fund makes such an election, you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not so elect, the Fund will be entitled to claim a deduction for certain
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foreign taxes incurred by the Fund. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if Fund Shares have been held for more than one year and as short-term capital gain or loss if Fund Shares have been held for one year or less, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Fund Shares.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.
The Trust on behalf of the Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of the securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
If the Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in kind.
Non-U.S. Investors. Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S. source interest, and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.  Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of the Fund's shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.
Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
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Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Tax Issues. The Fund may be subject to tax in certain states where the Fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.
The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.
General Information
The Trust was organized as a Massachusetts business trust on March 30, 2011. If shareholders of the Fund are required to vote on any matters, shareholders are entitled to one vote for each Fund Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.
Management and Organization
The Fund is a separate series of the Trust, which is an open-end registered management investment company.
From time to time, the Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.
Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Fund. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Fund's financial statements annually.
Financial Highlights
The Fund had not commenced operations prior to the date of this Prospectus and therefore does not have financial information.
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Where to Learn More About the Fund
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to Fund Shares. The SAI, Form N-CSR and the Annual and Semi-annual Reports to Shareholders, each of which has been or will be filed with the SEC, provide more information about the Fund. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the Fund's last fiscal year. In the Form N-CSR, you will find the Fund's annual and semi-annual financial statements. The Prospectus and SAI may be supplemented from time to time.  The SAI is  incorporated herein by reference (i.e., it is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Advisors Funds Distributors, LLC, One Congress Street, Boston, Massachusetts 02114, by visiting the Fund's website at www.statestreet.com/im or by calling the following number:
Investor Information: 1-866-787-2257
The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed on the EDGAR Database on the SEC's website (http://www.sec.gov). You may also obtain copies of this and other information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Shareholder inquiries may be directed to the Fund in writing to State Street Global Advisors Funds Distributors, LLC, One Congress Street, Boston, Massachusetts 02114, or by calling the Investor Information number listed above.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of Fund Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Fund. Neither the delivery of this Prospectus nor any sale of Fund Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.
Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
SPDRIGPUBSTATPROThe Trust's Investment Company Act Number is 811-22542.

SSGA ACTIVE TRUST (THE “TRUST”)
STATEMENT OF ADDITIONAL INFORMATION
March 4, 2026
This Statement of Additional Information (“SAI”) is not a prospectus. With respect to the Trust's series listed below (the “Fund”) this SAI should be read in conjunction with the prospectus dated March 4, 2026 (the “Prospectus”), as may be revised from time to time.
FUND	TICKER
STATE STREET® IG PUBLIC & PRIVATE ABS ETF	PRAB
Principal U.S. Listing Exchange for the ETF: NYSE Arca, Inc.
Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus, the Fund's Form N-CSR filing and the Fund's Annual and Semi-Annual Report to Shareholders (when available) may be obtained without charge by writing to State Street Global Advisors Funds Distributors, LLC, the Trust's principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), One Congress Street, Boston, Massachusetts 02114, by visiting the Trust's website at www.statestreet.com/im or by calling 1-866-787-2257. The Fund had not commenced operations as of the date of this SAI and therefore did not have any financial information to report for the October 31, 2025 fiscal year end.
SPDRIGPUBSAI

General Description of the Trust
The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series, including the Fund. The Trust was organized as a Massachusetts business trust on March 30, 2011 and the Fund was established on August 14, 2025. The offering of the Fund's shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). SSGA Funds Management, Inc. serves as the investment adviser for the Fund (“SSGA FM” or the “Adviser”). State Street Investment Management, consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.
The Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for (i) a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by the Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for either (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements).
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.
Investment Policies
The Fund may invest in the following types of investments, consistent with its investment strategies, objective and policies. Please see the Fund's Prospectus for additional information regarding its principal investment strategies.
DIVERSIFICATION STATUS
The Fund is classified as a “non-diversified” investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. This may have an adverse effect on the Fund's performance or subject the Fund's Shares to greater price volatility than more diversified investment companies.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES
Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.
Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.
The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.
Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.
At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.
Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.
Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.
The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.
Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.
Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Fund and could cause the Fund's net asset value to decline, potentially significantly. Tremendous uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution is impossible to predict.
The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. See “COLLATERALIZED DEBT OBLIGATIONS.”

Consistent with the Fund's investment objective and policies, the Adviser may also cause the Fund to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.
BANK LOANS
Bank loans include floating rate loans and institutionally traded floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Bank loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Bank loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the Secured Overnight Financing Rate (SOFR)) plus a premium. Bank loans are typically of below investment grade quality. Bank loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral.
The Fund may invest in both secured and unsecured bank loans. Holders' claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.
Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.
Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
Investments in bank loans through a direct assignment of the financial institution's interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender.
Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require the Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower's demand.
A financial institution's employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.
BONDS
A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to the Fund consists of the difference between such bond's face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of the Fund holding fixed rate bonds can decline, as can the value of the Fund's distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).
In addition, the Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.
COLLATERALIZED DEBT OBLIGATIONS
Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board of Trustees of the Trust (the “Board”). In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED LOAN OBLIGATIONS (CLOs)
The Fund may invest in CLOs. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically senior loans, the assets may also include (i) unsecured loans, (ii) other debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in senior loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual senior loans of borrowers and not repackaged CLO obligations from other high risk pools. The underlying senior loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund's investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.
Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
The Fund may have the right to receive payments only from the CLOs, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain CLOs enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in CLOs generally pay their share of the CLO's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying a CLO will rise or fall, these prices (and, therefore, the prices of CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLOs owned by the Fund.
Certain CLOs may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid investments. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) AND MULTICLASS PASS-THROUGH SECURITIES
CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “STRIPPED MORTGAGE SECURITIES.”
The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. See “COLLATERALIZED DEBT OBLIGATIONS” for a discussion on investments in structured products with multiple tranches.
CMO RESIDUALS
CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”
COMMERCIAL PAPER
Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.
CONCENTRATION
The Fund does not intend to concentrate its investments in any particular industry. The Fund looks to Bloomberg (Barclays Four Pillar Sectors Level 3 (Industries) in making industry determinations. The Trust's general policy is to exclude securities of the U.S. government and its agencies or instrumentalities when measuring industry concentration.
CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stock. Convertible securities generally provide yields higher than the underlying common stock, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stock. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
COVENANT-LITE LOANS
The Fund may invest in loans that do not have certain maintenance covenants related to financial ratios, which are often referred to as “covenant-lite” loans. Other important collateral protections will continue to exist in most loan credit agreements with respect to covenant-lite loans, including (i) limitations on restricted payments, (ii) limitations on investments, (iii) limitations on additional debt and liens, and (iv) limitations on asset sales. While the Adviser will seek loans that provide attractive credit protection, the Fund is not limited in the amount of loans it may hold that are covenant-lite.
CREDIT-LINKED NOTES
The Fund may invest in credit-linked notes, which is a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.
Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.
EXCHANGE-TRADED FUNDS
The Fund may invest in other exchange-traded funds (ETFs), including ETFs managed by the Adviser. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An “actively-managed ETF” invests in securities based on an adviser's investment strategy. An “enhanced ETF” seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF and, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.
FOREIGN SECURITIES
Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.
A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
FUTURES CONTRACTS, FORWARDS, OPTIONS AND SWAP AGREEMENTS
The Fund may invest in derivatives, including forward contracts, exchange-traded futures on indices, exchange-traded futures on Treasuries or Eurodollars, U.S. exchange-traded or over-the-counter (“OTC”) put and call options contracts and exchange-traded or OTC swap transactions (including interest rate swaps, total return swaps, excess return swaps, and credit default swaps).
Futures and Options on Futures: Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.
The Fund may purchase and write (sell) call and put options on futures. Options on futures give the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
The Fund is required to make a good faith margin deposit in cash or U.S. government securities (or other eligible collateral) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy price changes, additional payments will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Although some futures contracts call for making or taking delivery of the underlying commodity, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying commodity, security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.
Options: The Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.
Short Sales “Against the Box”: The Fund may engage in short sales “against the box.” In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.
Forwards: A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. Unlike contracts traded on an exchange (such as futures contracts), forward contracts trade OTC and are not guaranteed by an exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to the Fund. Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.
Swap Transactions: The Fund may enter into swap transactions, including interest rate swap, credit default swap, NDF, and total return swap transactions. Swap transactions are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap transactions will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps”, “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.
The use of swap transactions by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers and/or available index data, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (“Margin Rules”), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. In the event the Fund is required to post collateral in the form of initial margin or variation margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.
The requirement to execute certain OTC derivatives contracts on exchanges or electronic trading platforms called swap execution facilities (“SEFs”) may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund's transactions on the SEF.
Total Return Swaps: The Fund may enter into total return swap transactions for investment purposes. Total return swaps are transactions in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
Credit Default Swaps: The Fund may enter into credit default swap transactions for investment purposes. A credit default swap transaction may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the protection buyer or protection seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a protection seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the protection seller must pay the protection buyer the full face amount of the reference obligations that may have little or no value. If the Fund were a protection buyer and no credit event occurred during the term of the swap, the Fund would recover nothing if the swap were held through its termination date. However, if a credit event occurred, the protection buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation that may have little or no value. Where the Fund is the protection buyer, credit default swaps involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.
Currency Swaps: The Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and end of the transaction, both sides will have to pay in full on a periodic basis based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Interest Rate Swaps: The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.
Interest Rate Caps, Floors and Collars: The Fund may use interest rate caps, floors and collars. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are generally individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.
Options on Swaps: An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund's use of options.
Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Contracts for Differences: Contracts for differences are swap arrangements in which the Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, the Fund's return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. The Fund may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. The Fund may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.
Government Regulation: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that was signed into law on July 21, 2010 created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on SEFs.
On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. The Derivatives Rule permits the Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The Derivatives Rule requires the Fund to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These requirements apply unless the Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. To the extent the Fund uses derivatives, complying with the Derivatives Rule may increase the cost of the Fund's investments and cost of doing business, which could adversely affect investors. Other new regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.
Regulation Under the Commodity Exchange Act: The Fund intends to use commodity interests, such as futures, swaps and options on futures in accordance with Rule 4.5 of the CEA. An exclusion from the definition of the term “commodity pool operator” has been claimed with respect to each series of the Trust in accordance with Rule 4.5 such that registration or regulation as a commodity pool operator under the CEA is not necessary.
Restrictions on Trading in Commodity Interests: The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by the CFTC regulations in effect from time to time and in accordance with the Fund's policies.
Certain additional risk factors related to derivatives are discussed below:
Derivatives Risk: Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices are required to be cleared. In addition, the CFTC may promulgate additional regulations that require clearing of other classes of swaps. In a cleared derivatives transaction (which includes futures, options on futures, and cleared swaps transactions), the Fund's counterparty is a clearing house (such as CME, ICE Clear Credit or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of a clearing house and only members of a clearing house can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in cleared derivatives transactions. The Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. In contrast to bilateral OTC transactions, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions in accordance with their rules. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund's investment performance and risk profile could be adversely affected as a result.
Counterparty Risk: Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, all futures and options on futures and some swap transactions are required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared derivatives position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member's proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing broker may also invest those funds in certain instruments permitted under the applicable regulations. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in the relevant omnibus account at the clearing house for all customers of the clearing member.
For commodities futures positions, the clearing house may use all of the collateral held in the clearing member's omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund's assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount for each customer.
FUTURE DEVELOPMENTS
The Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.
GOVERNMENT MORTGAGE PASS-THROUGH SECURITIES
The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.
The government mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.
The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.
In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae's and Freddie Mac's net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, the companies were required to transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceeded a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. On December 21, 2017, the U.S. Treasury announced amendments to the SPAs to reinstate the $3 billion capital reserve amount. On September 30, 2019, the U.S. Treasury announced amendments to the SPAs permitting Fannie Mae and Freddie Mac to maintain capital reserves of $25 billion and $20 billion, respectively. Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae's or Freddie Mac's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae's or Freddie Mac's available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae, or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
HIGH YIELD SECURITIES
Investment in high yield securities (commonly known as “junk” bonds) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, but can also be issued by governments. Such issuers are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.
Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.
Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.
The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value per share of the Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.
ILLIQUID INVESTMENTS
The Fund may invest in illiquid investments. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund's net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund's policies and procedures.
INFLATION-PROTECTED OBLIGATIONS
The Fund may invest in inflation-protected public obligations, commonly known as “TIPS,” of the U.S. Treasury, as well as TIPS of major governments and emerging market countries, excluding the United States. TIPS are a type of security issued by a government that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
INVERSE FLOATERS
An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Brokers typically create inverse floaters by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The returns on the inverse floaters may be leveraged, increasing substantially their volatility and interest rate sensitivity. The rate at which interest is paid by the trust on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee.
INVESTMENT COMPANIES
The Fund may invest in the securities of other investment companies, including affiliated funds, money market funds and closed-end funds, (including business development companies (“BDCs”)), subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund; or (iv) in the case of investment in a closed-end fund, more than 10% of the total outstanding voting stock of the acquired company. The Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement. To the extent allowed by law, regulation, and/or the Fund's investment restrictions, the Fund may invest its assets in securities of investment companies, including affiliated funds and/or money market funds, in excess of the limits discussed above.

To the extent the Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.
An investment in the shares of a closed-end investment company, including a BDC, may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the Fund's assets. BDCs are publicly- traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as health care, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. Closed-end investment companies and BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Internal Revenue Code, and often offer a yield advantage over other types of securities. Shares of closed-end investment companies are traded on exchanges and may trade at either a premium or discount to net asset value. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of closed-end investment companies.
The Fund may also invest up to 15% of its assets in the securities of private investment companies, including “hedge funds” and “private equity funds.” As with investments in other investment companies, if the Fund invests in a private investment company, the Fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the Fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the Fund's investment in these companies typically will have to be determined under policies approved by the Board.
LENDING PORTFOLIO SECURITIES
The Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. The Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. The Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent provides the following services to the Fund in connection with the Fund's securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from the Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Fund; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Fund from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Fund's Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for the Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. Although State Street has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund's securities as agreed. For example, delays in recovery of lent securities may cause the Fund to lose the opportunity to sell the securities at a desirable price.
LEVERAGING
While the Fund does not anticipate doing so, the Fund may borrow money in an amount greater than 5% of the value of the Fund's total assets. However, under normal circumstances, the Fund will not borrow money from a bank in an amount greater than 33 1∕3% of the value of the Fund's total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when such Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.
MORTGAGE DOLLAR ROLLS
A mortgage dollar roll is a transaction in which a fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

MORTGAGE PASS-THROUGH SECURITIES
The Fund may invest in U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: Ginnie Mae, Fannie Mae or Freddie Mac. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.
For the foregoing and other reasons, the Fund may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Transactions in mortgage pass-through securities may occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.
Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. The Fund's use of TBA rolls may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other funds.
The Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.
OTHER SHORT-TERM INSTRUMENTS
The Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody's Investors Service (“Moody's”) or “A-1” by S&P Global Ratings (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that present minimal credit risk; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-

settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Money market instruments also include shares of money market funds. The SEC and other government agencies continue to review the regulation of money market funds. The SEC has adopted changes to the rules that govern money market funds over the years, most recently in July 2023. Legislative developments may also affect money market funds. These changes and developments may affect the investment strategies, performance, yield, operating expenses and continued viability of a money market fund.
PERPETUAL BONDS
Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds may be callable after a set period of time. It is possible that one or more perpetual bonds in which the Fund invests will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.”
PREFERRED SECURITIES
Preferred securities pay fixed or adjustable rate interest or dividends to investors, and are generally senior to common stock, but may be subordinated to bonds and other debt instruments in a company's capital structure and therefore may be subject to greater credit risk than those debt instruments. There is no assurance that interest payments, dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. In the case of preferred stock, in order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.
Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.
PRIVATE MORTGAGE PASS-THROUGH SECURITIES
Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass- through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.
Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES
The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Market quotations for such securities are generally less readily available than for publicly traded securities. The absence of a trading market can make it difficult to ascertain a market value for such securities for purposes of computing the Fund's net asset value, and the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. Disposing of such securities, which may be illiquid investments, can involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.
The Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.
RATINGS
An investment grade rating means the security or issuer is rated investment grade by Moody's, S&P, Fitch Ratings, Inc. (“Fitch”), Morningstar DBRS, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser.
Subsequent to purchase by the Fund, a rated security may cease to be rated or its investment grade rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P or Fitch are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk” bonds and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See “HIGH YIELD SECURITIES” above for more information relating to the risks associated with investing in lower rated securities, or Appendix A for more information on the ratings of debt instruments.
REAL ESTATE INVESTMENT TRUSTS (“REITs”)
REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) to the extent it invests in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
REPURCHASE AGREEMENTS
The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day—as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund's net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund may enter into reverse repurchase agreements if it either meets the relevant asset coverage requirements of Section 18 of the 1940 Act for senior securities representing indebtedness, or elects to treat such arrangements as derivatives transactions under the Derivatives Rule. The Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 10% of its total assets.
SENIOR LOANS
The Fund may have exposure to senior loans. Senior loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The Fund does not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Fund as the issuers of such loans.
Senior loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If the Fund makes a direct investment in a Senior Loan as one of the lenders, it generally acquires the loan at or below par. This means the Fund receives a return at or above the full interest rate for the loan. If the Fund acquires its interest in senior loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. At times, the Fund may be able to invest in senior loans only through assignments or participations.
When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection actions, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Fund usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.
The Fund may, but will not typically, invest in senior loans through participations. A participation interest represents a fractional interest in a loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund's rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund's rights upon a default. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.
The Fund may be affected by the credit of both the agent and the lender from whom the Fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or by the agent to the lender or offsets against payments received from the borrower. In the event of the borrower's bankruptcy, the borrower's obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.
Historically, the amount of public information available about a specific Senior Loan has been less extensive than if the loan were registered or exchange-traded.
Senior loans are secured and senior to other indebtedness of the borrower. Each Senior Loan will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Adviser. The value of collateral may decline after the Fund's investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans.
Senior loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from free cash flow, as further described below. The degree to which borrowers prepay senior loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Certain market conditions, including those where default rates are falling, among others, may lead to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.
Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate. For example, if the base rate were 0.3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 2.80%. Additionally, many senior loans also have a minimum base rate, or floor, which will be used if the actual base rate is below this minimum base rate. This measure is designed to ensure lenders receive a minimum interest rate in periods of low interest rates. By illustration, if the base rate were 0.3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 2.80%. However, if the same Senior Loan had a floor of 1.50%, then 1.50% would be used as the base rate notwithstanding that the base rate was currently at 0.3%, thereby making the interest rate paid the borrower 4.00% (1.50% floor base rate plus 2.50% fixed spread). During periods when the base rate is greater than the floor, the floor would have no impact on the interest rate paid by the borrower. Not all senior loans have floors and this feature may not persist in future issuances of senior loans.
Although a base rate can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will reset. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such reset periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods.
Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.
The administrative agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The collateral agent is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The Adviser or its affiliates may from time to time borrow from financial institutions that act as agents for loans.
Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan or collateral agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in the NAV.
Most borrowers pay their debts from cash flow generated by their businesses. If a borrower's cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower's shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan. The typical practice of an agent or a loan investor in relying exclusively or primarily on reports from the borrower to monitor the borrower's compliance with covenants may involve a risk of fraud by the borrower.
In the process of buying, selling and holding senior loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys or sells a Senior Loan it may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a Senior Loan. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other consent or amendment fees.
Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in senior loans, the Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund's portfolio. Possession of such information may in some instances occur despite the Adviser's efforts to avoid such possession, but in other instances the Adviser may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). The Adviser's ability to trade in these senior loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser's ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a Senior Loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
An increase in demand for senior loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for senior loans may adversely affect the price of loans in the Fund's portfolio, which could cause Fund's net asset value to decline. The size of the loan market and number of participants may vary over time.
The Fund may acquire interests in senior loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in senior loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness. Bridge loans may have less liquidity than other senior loans that were issued to fund corporate purposes on a longer term basis.
Although not anticipated in the normal course, the Fund may occasionally acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a Senior Loan. The Fund may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Adviser may enhance the value of a Senior Loan or would otherwise be consistent with the Fund's investment policies. Such warrants and equity securities will typically have limited value and there is no assurance that such securities will ever obtain value.
Other Loans. The Fund may invest in secured loans that are not first lien and loans that are unsecured. These loans have the same characteristics as senior loans except that such loans are not first in priority of repayment and/or are not secured by collateral. Accordingly, the risks associated with these loans are higher than the risks for loans with first priority over the collateral. Because these loans are lower in priority and/or unsecured, they are subject to the additional risk that the cash flow of the borrower may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. In the event of default on such a loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no value would remain for the holders of secured loans that are not first lien and loans that are unsecured and therefore result in a loss of investment to the Fund.

Secured loans that are not first lien and loans that are unsecured generally have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in these loans, which would create greater credit risk exposure for the holders of such loans. Secured loans that are not first lien and loans that are unsecured share the same risks as other below investment grade instruments.
SOVEREIGN DEBT OBLIGATIONS
Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
STRIPPED MORTGAGE SECURITIES
Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies will be treated by the Fund as illiquid investments so long as the staff of the SEC maintains its position that such securities are illiquid. Stripped mortgage securities issued by Federal Agencies generally will be treated by the Fund as liquid securities under procedures adopted by the Fund and approved by the Fund's Board.
Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security's yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.
The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.
STRUCTURED INVESTMENTS
The Fund may invest in structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded OTC. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.
U.S. GOVERNMENT OBLIGATIONS
U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.
One type of U.S. Government obligation, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.
Other U.S. Government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, Fannie Mae, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, Freddie Mac, the FHLBs, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the FHLBs, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.
In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these SPAs, the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae's and Freddie Mac's net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they were required to transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceeded a capital reserve amount of $3 billion. On September 30, 2019, the U.S. Treasury announced amendments to the SPAs permitting Fannie Mae and Freddie Mac to maintain capital reserves of $25 billion and $20 billion, respectively. It is believed that the amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments.
Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS
The Fund may purchase exchange-traded common stocks and exchange-traded preferred securities of foreign corporations, as well as U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self- sufficiency and balance of payment positions.
The Fund's investments in common stock of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
VARIABLE AND FLOATING RATE SECURITIES
Variable rate securities are instruments issued or guaranteed by entities such as (1) U.S. Government, or an agency or instrumentality thereof, (2) states, municipalities and other political subdivisions, agencies, authorities and instrumentalities or states and multi-state agencies or authorities, (3) corporations, (4) financial institutions, (5) insurance companies or (6) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.
WHEN-ISSUED SECURITIES
The Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Fund until settlement takes place. When entering into a when-issued transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.
Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon actual or perceived changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if the Fund purchases securities on a “when-issued” basis, there may be a greater possibility of fluctuation in the Fund's NAV.
Special Considerations and Risks
A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL
Investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Securities of issuers traded on exchanges may be suspended on certain exchanges by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted.
The principal trading market for some securities may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent or if bid/ask spreads are wide, including with respect to AOS Investments.
CONFLICTS OF INTEREST RISK
An investment in the Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which the Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates, will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.
CONTINUOUS OFFERING
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of the Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund's Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
SSGA FM or its affiliates (the “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) the Fund as it is launched, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for the Fund when it was launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of the Fund, the Shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these Shares.
The Selling Shareholder intends to sell all or a portion of the Shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The Shares may be sold on any national securities exchange on which the Shares may be listed or quoted at the time of sale, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.
The Selling Shareholder may also loan or pledge Shares to broker-dealers that in turn may sell such Shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Shares, which Shares such broker-dealer or other financial institution may resell.
The Selling Shareholder and any broker-dealer or agents participating in the distribution of Shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.
COUNTERPARTY RISK
Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted, what effect the insolvency proceeding would have on any recovery by the Fund, and what impact an insolvency of a clearing house would have on the financial system more generally.
FUTURES AND OPTIONS TRANSACTIONS
There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.
The Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.
Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The “daily price fluctuation limit” or “daily limit” establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, generally no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
RISKS OF SWAP AGREEMENTS
Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.
The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Under recently adopted rules and regulations, transactions in some types of swaps are required to be centrally cleared. In a cleared derivatives transaction, the Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Fund is not a member of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to the Fund than bilateral (non-cleared) arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to the Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time in accordance with their rules. The Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which SSGA FM expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.
These clearing rules and other new rules and regulations could, among other things, restrict the Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations, as applicable to swaps, are relatively new and evolving, so their potential impact on the Fund and the financial system are not yet known.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund's limitation on investments in illiquid investments. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest.
If the Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
EUROPE – RECENT EVENTS
A number of countries in Europe, including Greece, Spain, Italy, and Portugal, have substantial government debt levels. The concern over these debt levels has led to volatility in the European financial markets, which has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. Several countries have agreed to multi-year bailout loans from the European Central Bank, the IMF, and other institutions. A default or debt restructuring by any European country can adversely impact holders of that country's debt and can affect exposures to other European Union (“EU”) countries and their financial companies as well. These financial difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the EU (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but that agreement does not include an agreement on financial services, and it is unlikely that such agreement will be concluded. Moreover, the UK government has started a program of financial services law reform with the ultimate aim of repealing many EU financial services laws that were assimilated into UK law from January 1, 2021, and replacing them with legislation or rules made by the UK government or financial services regulators. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. Brexit has already had a significant impact on the UK, Europe, and global economies, and could continue to result in volatility and illiquidity, legal, political, economic and regulatory uncertainties and lower economic growth for these economies that could in turn have an adverse effect on the value of the Fund's investments. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
MARKET TURBULENCE RESULTING FROM INFECTIOUS ILLNESS
A widespread outbreak of an infectious illness, such as COVID-19, may lead to governments and businesses world-wide taking aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. As occurred in the wake of COVID-19, the spread of such an illness may result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which may contribute to increased volatility in global markets. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies, sectors and industries, and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by infectious illness also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of such an illness and its effects cannot be determined at this time, but the effects could be present for an extended period of time.

RUSSIA SANCTIONS RISK
Sanctions threatened or imposed by a number of jurisdictions, including the United States, the European Union and the United Kingdom, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country's credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund, even if the Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, the Fund may use fair valuation procedures approved by the Fund's Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
A reduction in liquidity of certain Fund holdings as a result of sanctions and related actions may cause the Fund to experience increased premiums or discounts to its NAV and/or wider bid-ask spreads. Additionally, if it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions, or if deemed appropriate by the Fund's investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs.
TAX RISKS
As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.
Investment Restrictions
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:
1.
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the Rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;(1)
2.
Make loans to another person except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;
3.
Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

(1)
The SEC Staff considers concentration to involve more than 25% of a fund's assets to be invested in an industry or group of industries.

4.
Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude the Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;
5.
Act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the Fund's purchase and sale of portfolio securities; or
6.
Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund will not:
1.
Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views; or
2.
Under normal circumstances, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of investment grade ABS, including a combination of (i) public ABS and (ii) private ABS, including, but not limited to, those sourced by Apollo Global Securities, LLC. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' written notice.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).
The 1940 Act currently permits the Fund to loan up to 33 1/3% of its total assets. With respect to borrowing, the 1940 Act presently allows the Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets at the time of the loan, and (3) enter into reverse repurchase agreements. However, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund's total assets. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, with appropriate asset coverage. With respect to investments in commodities, the 1940 Act presently permits the Fund to invest in commodities in accordance with investment policies contained in its prospectus and SAI. Any such investment shall also comply with the CEA and the rules and regulations thereunder. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that the Fund may invest in companies that deal in real estate (including REITs) or in instruments that are backed or secured by real estate.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.
The Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance. Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.
The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the Shares of the Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Fund no longer complies with the applicable listing requirements set forth in the Exchange's rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of the Fund, there are fewer than 50 beneficial holders of the Fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.
The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.
Management of the Trust
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”
BOARD RESPONSIBILITIES
The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.
Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor, Administrator, and Sub-Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund's service providers the importance of maintaining vigorous risk management.
The Trustees' role in risk oversight begins before the inception of the Fund, at which time the Fund's Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund's Adviser provides the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.
The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser's adherence to the Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund's investments.
The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Fund's service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund's financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.
From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund's investment management and business affairs are carried out by or through the Fund's Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.
TRUSTEES AND OFFICERS
There are eight members of the Board of Trustees, seven of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Dwight D. Churchill, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (87.5%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.
The Board of Trustees has two standing committees: the Audit Committee and Trustee Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.
Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.
TRUSTEES
Name, Address and Year of Birth	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
DWIGHT D. CHURCHILL c/o SSGA Active Trust One Congress Street Boston, MA 02114 1953	Independent Trustee, Chairman; Trustee Committee, Chairman	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010.	155	Affiliated Managers Group, Inc. (Director) (2010 - present).
CARL G. VERBONCOEUR c/o SSGA Active Trust One Congress Street Boston, MA 02114 1952	Independent Trustee	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	155	None.

Name, Address and Year of Birth	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
CLARE S. RICHER c/o SSGA Active Trust One Congress Street Boston, MA 02114 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired.	155
Principal Financial
Group (Director and
Financial Committee
Chair) (2020 – present);
Bain Capital Specialty
Finance (Director) (2019
– present); Bain Capital
Private Credit (Director)
(2022 – present);
University of Notre
Dame (Trustee) (2015 –
present).

SANDRA G. SPONEM c/o SSGA Active Trust One Congress Street Boston, MA 02114 1958	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since July 2018	Retired.	155
Rydex Series Funds (51
portfolios), Rydex
Dynamic Funds (8
portfolios) and Rydex
Variable Trust (48
portfolios) (Trustee)
(2016 – present);
Guggenheim Strategy
Funds Trust (3
portfolios), Guggenheim
Funds Trust (8
portfolios), Guggenheim
Taxable Municipal Bond
& Investment Grade
Debt Trust, Guggenheim
Strategic Opportunities
Fund and Guggenheim
Variable Funds Trust (14
portfolios) (Trustee)
(2019-present);
Guggenheim Active
Allocation Fund
(Trustee)
(2021-present);
Fiduciary/Claymore
Energy Infrastructure
Fund (Trustee)
(2019-2022);
Guggenheim Enhanced
Equity Income Fund and
Guggenheim Credit
Allocation Fund
(Trustee) (2019-2021);
Guggenheim Energy &
Income Fund (Trustee)
(2015 - 2023); and
Transparent Value Trust
(Trustee) (2019-2025).

CAROLYN M. CLANCY c/o SSGA Active Trust One Congress Street Boston, MA 02114 1960	Independent Trustee	Term Unlimited Served: since October 2022	Retired. Executive Vice President, Head of Strategy, Analytics and Market Readiness, Fidelity Investments (April 2020 – June 2021).	155	Assumption University (Trustee) (2011 – 2021) and (2023 – present); The Cape Cod Foundation (Director) (2024 – present); Big Sister Association of Greater Boston (Director) (2016 – 2023).
KRISTI L. ROWSELL c/o SSGA Active Trust One Congress Street Boston, MA 02114 1966	Independent Trustee	Term Unlimited Served: since October 2022	Retired.	155	Harris Oakmark ETF Trust (3 portfolios) (Trustee) 2024-present); Harris Associates Investment Trust (8 portfolios) (Trustee)

Name, Address and Year of Birth	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years

(2010 – present); Board
of Governors,
Investment Company
Institute (Member) (2018
– present); Finance
Committee (Chair),
Habitat for Humanity
Chicago (2022 –
present); Habitat for
Humanity Chicago
(Director) (2015 – 2023).

JAMES E. ROSS* c/o SSGA Active Trust One Congress Street Boston, MA 02114 1965	Independent Trustee	Term: Unlimited Served: since March 2011	President, Winnisquam Capital LLC (December 2022 – present); Non-Executive Chairman, Fusion Acquisition Corp II (February 2020 – December 2023); Non-Executive Chairman, Fusion Acquisition Corp. (June 2020 – September 2021).	177	Investment Managers Series Trust (32 Portfolios) (2022 – present); The Select Sector SPDR Trust (22 portfolios) (2005 – present).
INTERESTED TRUSTEE
JEANNE LAPORTA** c/o SSGA Active Trust One Congress Street Boston, MA 02114 1965	Interested Trustee	Term Unlimited Served: since November 2024	Chair and Director, SSGA Funds Management, Inc. (October 2024 – Present); Senior Managing Director, State Street Investment Management (August 2024 – Present); Chief Administrative Officer at ClearAlpha Technologies LP (FinTech startup) (January 2021 – August 2024); Senior Managing Director at State Street Investment Management (July 2016 – 2021); Manager of State Street Global Advisors Funds Distributors, LLC (May 2017 – 2021); Director of SSGA Funds Management, Inc. (March 2020 - 2021).	234
Interested Trustee,
Select Sector SPDR
Trust (November
2024-present).
Interested Trustee/
Director of Elfun
Diversified Fund, Elfun
Government Money
Market Fund, Elfun
Income Fund, Elfun
International Equity
Fund, Elfun Tax-Exempt
Income Fund, Elfun
Trusts, State Street
Navigator Securities
Lending Trust, SSGA
Funds, State Street
Variable Insurance
Series Funds, Inc., State
Street Master Funds,
and State Street
Institutional Investment
Trust (January 2025 –
present).

Interested Trustee, Elfun
Government Money
Market Fund, Elfun
Tax-Exempt Income
Fund, Elfun Income
Fund, Elfun Diversified
Fund, Elfun International
Equity Fund, and Elfun
Trusts (2016 – 2021).

†
For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser, which includes series of SSGA Active Trust, SPDR Series Trust and SPDR Index Shares Funds.
*
Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009 and from April 2010 to May 2024. He became an Independent Trustee on May 16, 2024.

**
Ms. LaPorta is an Interested Trustee because of her positions with the Adviser.
OFFICERS
Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
ANN M. CARPENTER SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Unlimited Served: since May 2023 (with respect to President and Principal Executive Officer); Term: Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Investment Management (April 2005 - present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1961	Treasurer and Principal Financial Officer	Term: Unlimited Served: since February 2016	Managing Director, State Street Investment Management and SSGA Funds Management, Inc. (July 2015 - present).
CHAD C. HALLETT SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Investment Management and SSGA Funds Management, Inc. (November 2014 - present).
ANDREW J. DELORME SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1975	Chief Legal Officer	Term: Unlimited Served: since February 2024
Managing Director and Managing Counsel, State Street
Investment Management (March 2023 - present);
Counsel, K&L Gates (February 2021 - March 2023);
Vice President and Senior Counsel, State Street
Investment Management (August 2014 - February
2021).

DAVID URMAN SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1985	Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Investment Management (April 2019 - present).
DAVID BARR SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Investment Management (October 2019 - present).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1971	Assistant Secretary	Term: Unlimited Served: since May 2023	Assistant Vice President, State Street Investment Management (July 2014 - present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Investment Management and SSGA Funds Management, Inc. (May 2016 - present).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 400 Atlantic Street Stamford, CT 06901 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President, State Street Investment Management and SSGA Funds Management, Inc. (July 2016 - present).

Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
DAVID LANCASTER SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Investment Management and SSGA Funds Management, Inc. (July 2017 - present).*
JOHN BETTENCOURT SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Investment Management and SSGA Funds Management Inc. (March 2020 – present).
VEDRAN VUKOVIC SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1985	Assistant Treasurer	Term: Unlimited Served: since February 2024	Vice President, State Street Investment Management (2023 – present); Assistant Vice President, Brown Brothers Harriman & Co. (2011 – 2023).
BRIAN HARRIS SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Investment Management and SSGA Funds Management, Inc. (June 2013 - present); Chief Compliance Officer, SSGA Funds Management, Inc. (June 2023 – Present).*
*
Served in various capacities and/or with various affiliated entities during the noted time period.
INDIVIDUAL TRUSTEE QUALIFICATIONS
The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Fund provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund's shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Head of the Fixed Income Division of one of the nation's leading mutual fund companies and provider of financial services, his knowledge of the financial services industry and the experience he has gained serving as Trustee of SPDR Index Shares Funds and SPDR Series Trust since April 2010.
The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies, including SPDR Index Shares Funds and SPDR Series Trust since April 2010.
The Board has concluded that Ms. Richer should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services and investment management company, her knowledge of the financial services industry and her experience serving on the board of a major educational institution. Ms. Richer was appointed to serve as Trustee of the Trust in July 2018 and elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Sponem should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of other investment companies. Ms. Sponem was appointed to serve as Trustee of the Trust in July 2018 and elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Clancy should serve as Trustee because of the experience she gained serving as an Executive Vice President of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of a major educational institution and a charitable foundation. Ms. Clancy was elected to serve as Trustee of the Trust in October 2022.

The Board has concluded that Ms. Rowsell should serve as Trustee because of the experience she gained serving as the President and Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of a financial services company, a leading association representing regulated investment funds and a charitable foundation. Ms. Clancy was elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of SPDR Index Shares Funds and SPDR Series Trust since 2005 (Mr. Ross did not serve as Trustee of SPDR Index Shares Funds or SPDR Series Trust from December 2009 until April 2010).
The Board has concluded that Ms. LaPorta should serve as Trustee because of the experience she has gained in her various roles with the Adviser and her knowledge of the financial services industry. Ms. LaPorta was appointed to serve as Trustee of the Trust in November 2024.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.
REMUNERATION OF THE TRUSTEES AND OFFICERS
The Trust, SPDR Series Trust and SPDR Index Shares Funds (together with the Trust, the “Trusts”) pay, in the aggregate, each Trustee (other than Ms. LaPorta) an annual fee of $320,000 (prior to January 1, 2026, $300,000) plus $15,000 (prior to January 1, 2025, $12,500) per in-person meeting attended and $5,000 (prior to January 1, 2026, $2,500) for each telephonic or video conference meeting attended.  The Chairman of the Board receives an additional annual fee of $125,000 (prior to January 1, 2026, $115,000) and the Chairman of the Audit Committee receives an additional annual fee of  $45,000 (prior to January 1, 2026, $40,000). The Trusts also reimburse each Trustee (other than Ms. LaPorta) for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series. During the fiscal year ended October 31, 2025, no officer of the Trust received compensation in excess of $60,000 from the Trust. Additionally, no Trustee or officer of the Trust is entitled to any pension or retirement benefits from the Trust.
The table below shows the compensation that the Trustees received during the Fund's fiscal year ended October 31, 2025.
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustees(1)
Independent Trustees:
Dwight D. Churchill	$14,057	N/A	N/A	$433,333
Carl G. Verboncoeur	$15,311	N/A	N/A	$471,667
Clare S. Richer	$12,820	N/A	N/A	$395,000
Sandra G. Sponem	$14,117	N/A	N/A	$435,000
Carolyn M. Clancy	$12,820	N/A	N/A	$395,000
Kristi L. Rowsell	$12,820	N/A	N/A	$395,000
James E. Ross	$12,820	N/A	N/A	$395,000
Interested Trustee:
Jeanne LaPorta(2)	N/A	N/A	N/A	N/A
(1)
The Fund Complex includes SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
(2)
Not compensated by the Trust due to Ms. LaPorta's positions with the Adviser. Ms. LaPorta was appointed to serve as an Interested Trustee on November 7, 2024.

STANDING COMMITTEES
Audit Committee: The Board has an Audit Committee consisting of all the Independent Trustees. Ms. Sponem serves as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met five (5) times during the fiscal year ended October 31, 2025.
Trustee Committee: The Board has established a Trustee Committee consisting of all the Independent Trustees. Mr. Churchill serves as Chairman. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Fund; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Fund and may have an impact on the investors of the Fund; 4) select any independent counsel of the Independent Trustees as well as make determinations as to that counsel's independence; 5) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 6) provide general oversight of the Fund on behalf of the investors of the Fund. The Trustee Committee does not have specific procedures in place with respect to the consideration of nominees recommended by security holders, but may consider such nominees in the event that one is recommended. The Trustee Committee met four (4) times during the fiscal year ended October 31, 2025.
OWNERSHIP OF FUND SHARES
As of December 31, 2025, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Principal Underwriter or any person directly or indirectly controlling, controlled by, or under common control with the Adviser or Principal Underwriter.
The following table shows, as of December 31, 2025, the amount of equity securities beneficially owned by the Trustees in the Trust.
Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees:
Carl G. Verboncoeur	None	None	$50,001-$100,000
Dwight D. Churchill	State Street Blackstone Senior Loan ETF	Over $100,000	Over $100,000
Clare S. Richer	State Street DoubleLine Total Return Tactical ETF	Over $100,000	Over $100,000
	State Street Galaxy Digital Asset Ecosystem ETF	$10,001 - $50,000
	State Street Bridgewater All Weather ETF	$50,001 - $100,000
Sandra G. Sponem	State Street Blackstone Senior Loan ETF	$50,001 - $100,000	Over $100,000
	State Street Bridgewater All Weather ETF	Over $100,000
Carolyn M. Clancy	State Street Blackstone High Income ETF	$10,001 - $50,000	Over $100,000
	State Street Blackstone Senior Loan ETF	$10,001 - $50,000
	State Street Galaxy Transformative Tech Accelerators ETF	$10,001 - $50,000
	State Street Bridgewater All Weather ETF	Over $100,000
Kristi L. Rowsell	State Street DoubleLine Total Return Tactical ETF	Over $100,000	Over $100,000
James E. Ross	State Street Blackstone High Income ETF	Over $100,000	Over $100,000
	State Street Bridgewater All Weather ETF	Over $100,000
Interested Trustee:
Jeanne LaPorta	None	None	None
(1) The family of investment companies includes series of SSGA Active Trust, SPDR Series Trust and SPDR Index Shares Funds.
CODES OF ETHICS
The Trust and the Adviser (which includes applicable reporting personnel of the Distributor) each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the Codes of Ethics). Each Code of Ethics permits personnel, subject to that Code of Ethics, to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Fund.

There can be no assurance that the Codes of Ethics will be effective in preventing such activities. Each Code of Ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at https://www.sec.gov.
PROXY VOTING POLICIES
The Board has delegated the responsibility to vote proxies on securities held by the Fund to the Adviser. The Trust's and Adviser's proxy voting policies are attached at the end of this SAI. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Fund's website at www.statestreet.com/im; and (3) on the SEC's website at https://www.sec.gov.
DISCLOSURE OF PORTFOLIO HOLDINGS POLICY
The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. Neither the Trust, the Adviser nor State Street will disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund, including (a) a service provider, (b) the stock exchanges upon which the Fund is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.
Investment Advisory and Other Services
THE INVESTMENT ADVISER
SSGA FM acts as investment adviser to the Trust and, subject to the oversight of the Board, is responsible for the investment management of the Fund. As of December 31, 2025, the Adviser managed approximately $1.31 trillion in assets. The Adviser's principal address is One Congress Street, Boston, Massachusetts 02114. The Adviser, a Massachusetts corporation, is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. The Adviser, along with other advisory affiliates, make up State Street Investment Management, the investment management arm of State Street Corporation.
The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 90 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Under the Investment Advisory Agreement, the Adviser, subject to the oversight of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. Pursuant to the Investment Advisory Agreement, the Adviser is not liable for certain liabilities, including certain liabilities arising under the federal securities laws, in the absence of (a) willful misfeasance, bad faith or gross negligence in the performance of its duties; (b) the reckless disregard of its obligations and duties; or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

A summary of the factors considered by the Board of Trustees in connection with the initial approval of the Investment Advisory Agreement for the Fund will be available in the Fund's Form N-CSR filing for the period ended April 30, 2026.
For the services provided to the Funds under the Investment Advisory Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund's average daily net assets as set forth in the Fund's Prospectus. With respect to the Fund, the management fee is reduced by any acquired fund fees and expenses attributable to the Funds' investments in other investment companies (except acquired fund fees and expenses associated with holdings of acquired funds for cash management purposes). The Adviser pays all expenses of the Fund other than the management fee, acquired fund fees and expenses associated with holdings of acquired funds for cash management purposes, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses. The Adviser may, from time to time, waive all or a portion of its fee. The Adviser has agreed to pay all costs associated with the organization of the Trust and the Fund.
The Fund had not commenced operations as of the date of this SAI and therefore did not pay fees to the Adviser for the past three fiscal years.
PORTFOLIO MANAGERS
The Adviser manages the Fund using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of the Fund are James Palmieri, Jay Ladieu and Mané Harutyunyan. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Fund and assets under management in those accounts.
Other Accounts Managed as of December 31, 2025
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
James Palmieri	23	$2.67	3	$0.83	18	$12.38	$15.88
Jay Ladieu	23	$2.67	3	$0.83	18	$12.38	$15.88
Mané Harutyunyan	23	$2.67	3	$0.83	18	$12.38	$15.88
*
There are no performance-based fees associated with these accounts.
The Fund had not commenced operations prior to the date of this SAI and therefore the portfolio managers did not beneficially own any Shares.
Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of the Adviser's and Trust's Code of Ethics.
Compensation. State Street Investment Management's (“State Street IM”) culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. State Street IM's Global Human Resources department regularly participates in compensation surveys in order to provide State Street IM with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and State Street IM business results, an incentive pool is allocated to State Street IM to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most State Street IM investment teams, State Street IM recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the State Street Investment Management Long-Term Incentive (“State Street Investment Management LTI”) program. For these teams, the State Street Investment Management LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align State Street IM's investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the State Street Investment Management LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1- and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within State Street IM is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns State Street IM employees' interests with State Street IM clients' and shareholders' long-term interests.
State Street IM recognizes and rewards outstanding performance by:
•Promoting employee ownership to connect employees directly to the company's success.
•Using rewards to reinforce mission, vision, values and business strategy.
•Seeking to recognize and preserve the firm's unique culture and team orientation.
•Providing all employees the opportunity to share in the success of State Street IM.
BID QUOTATION PROVIDER
Apollo Global Securities, LLC (“Apollo”) serves as a bid-quotation provider to the Fund pursuant to an Agreement to Provide Firm Bid Quotations and Obligation to Purchase (the “Bid Quotation and Purchase Agreement”). Pursuant to the Bid Quotation and Purchase Agreement, Apollo has agreed to provide the Fund with firm executable quotations for each private ABS sourced by Apollo (each, an “AOS Investment”) held by the Fund and has further agreed to purchase from the Fund any AOS Investment held by the Fund, subject to a daily limit, at a price at or above the quotations given by Apollo.

THE ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
Administrator: SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015 (the “SSGA FM Administration Agreement”). Pursuant to the SSGA FM Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA FM Administration Agreement, manage all of the business and affairs of the Trust.
Sub-Administrator, Custodian and Transfer Agent: State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain administrative services to the Trust and its series. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street's mailing address is One Congress Street, Boston, Massachusetts 02114.
State Street also serves as Custodian for the Trust's series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds Fund assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.
State Street also serves as Transfer Agent for each series of the Trust pursuant to a transfer agency agreement (“Transfer Agency Agreement”).
Compensation: As compensation for its services provided under the SSGA FM Administration Agreement, SSGA FM shall receive fees for the services, calculated based on the average aggregate net assets of the Trust which are accrued daily and paid monthly out of its management fee.
As compensation for its services under the Sub-Administration Agreement, Custodian Agreement and Transfer Agency Agreement, State Street shall receive an annual fixed fee per Fund. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by the series of the Trust for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under the Custodian Agreement and the Transfer Agency Agreement.
Additional Sub-Administration Services: Also under the Sub-Administration Agreement, State Street receives: (i) an annual per Fund fee for certain services required in the preparation (including preparing a schedule of quarterly portfolio investments) and filing of Form N-PORT and Form N-CEN with the SEC (“N-PORT Related Services”); (ii) an annual per Fund fee for services regarding certain liquidity analytics (“Liquidity Risk Measurement Services”) under the Sub-Administration Agreement; and (iii) an annual per Fund fee for certain services related to the preparation of tailored shareholder reports (“Tailored Shareholder Report Services”). N-PORT Related Services, Liquidity Risk Measurement Services, and Tailored Shareholder Report Services fees are paid by the Adviser from its management fee.
SECURITIES LENDING ACTIVITIES
The Trust's Board has approved the Fund's participation in a securities lending program. Under the securities lending program, the Fund has retained State Street to serve as the securities lending agent.
The Fund had not commenced operations as of the date of this SAI and therefore does not have any securities lending activities to report for the October 31, 2025 fiscal year end.
THE DISTRIBUTOR
State Street Global Advisors Funds Distributors, LLC serves as the principal underwriter and Distributor of Shares. Its principal address is One Congress Street, Boston, Massachusetts 02114. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “Purchase and Redemption of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. An affiliate of the Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. An affiliate of the Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.
The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the SPDR funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.
In addition, as of the date of this SAI, the Adviser and/or Distributor had arrangements whereby they may make payments, other than for the educational programs and marketing activities described above, to Pershing LLC (“Pershing”), RBC Capital Markets, LLC (“RBC”), LPL Financial, LLC (“LPL”), and Morgan Stanley Wealth Management, LLC. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from Fund assets. Pursuant to these arrangements, Pershing, RBC and LPL have agreed to offer certain SPDR funds to their customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain SPDR funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker dealer or intermediary and its clients.
In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, may reimburse expenses or make payments from their own assets to other persons in consideration of services, provision of data, or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR funds.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to the Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The continuation of the Distribution Agreement and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below) and/or DTC Participants (as defined below).
Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.
Brokerage Transactions
All portfolio transactions are placed on behalf of the Fund by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on OTC orders (e.g., fixed income securities) because the Fund pays a spread which is included in the cost of the security and represents the difference between the dealer's quoted price at which it is willing to sell the security and the dealer's quoted price at which it is willing to buy the security. When the Fund executes an OTC order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser's duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction. In circumstances where there is only one trading counterparty available for a given security or securities, the Adviser shall have the discretion to select said counterparty. If only one counterparty is available, the Fund may not receive the same execution quality compared to situations where there are multiple counterparties for such securities.
The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser's Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:
•Prompt and reliable execution;
•The competitiveness of commission rates and spreads, if applicable;
•The financial strength, stability and/or reputation of the trading counterparty;
•The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•Local laws, regulations or restrictions;
•The ability of the trading counterparty to maintain confidentiality;
•The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
•Market share;
•Liquidity;
•Price;
•Execution related costs;
•History of execution of orders;
•Likelihood of execution and settlement;
•Order size and nature;
•Clearance and settlement capabilities, especially in high volatility market environments;
•Availability of lendable securities;
•Sophistication of the trading counterparty's trading capabilities and infrastructure/facilities;
•The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•Speed and responsiveness to the Adviser;
•Access to secondary markets;
•Counterparty exposure; and
•Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for the Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:
(i)
The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii)
The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii)
The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;

(iv)
Whether the transaction is a ‘delivery versus payment' or ‘over-the-counter' transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over-the-counter' transactions; and/or
(v)
Any other circumstances that the Adviser believes are relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Fund.
The Adviser does not currently use the Fund's assets in connection with third-party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Fund for the purchase of third-party research, the Adviser reserves the right to do so in the future.
The Fund had not commenced operations as of the date of this SAI and therefore did not pay brokerage commissions during the past three fiscal years.
Securities of “Regular Broker-Dealers”: The Trust is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.
The Fund had not commenced operations as of the date of this SAI and therefore did not have any holdings in Securities of Regular Broker-Dealers as of October 31, 2025.
Portfolio Turnover: Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.
Book Entry Only System
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
Control Persons and Principal Holders of Securities
The Fund had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.
An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be deemed to have control of the Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of the Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.
The Trustees and Officers of the Trust, as a group, owned less than 1% of the Trust's voting securities as of the date of this SAI.
Purchase and Redemption of Creation Units
The Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit.” The value of the Fund is determined once each business day (as described under Determination of Net Asset Value). The Creation Unit size for the Fund may change. Authorized Participants (as defined below) will be notified of such change. The principal consideration for creations and redemptions for the Fund is set forth in the table below:
FUND	CREATION*	REDEMPTION*
State Street IG Public & Private ABS ETF	Cash	Cash
*
May be revised at any time without notice.

PURCHASE (CREATION)
The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to the Fund is, generally, any day on which the NYSE is open for business, although the Fund will not be open for orders on days when the bond markets are closed.
FUND DEPOSIT
The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the Deposit Securities and the Cash Component (defined below), computed as described below; or (ii) the cash value of the Deposit Securities and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The “Cash Component”, which may include a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables the Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Custodian, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may be changed from time to time with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.
As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS
To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.
All orders to purchase Shares directly from the Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange or the bond markets close earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund's investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” with respect to a creation order for the Fund is generally the first Business Day (“T+1”) after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00

p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Shortened settlement cycles are expected to be available, through which creation transactions can be settled on the trade date in accordance with instructions provided by the Trust and/or Distributor.
ISSUANCE OF A CREATION UNIT
Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
ACCEPTANCE OF ORDERS OF CREATION UNITS
The Trust reserves the right to reject an order for Creation Units transmitted in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.
REDEMPTION
Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the Fund.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: at the Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.
PROCEDURES FOR REDEMPTION OF CREATION UNITS
After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. The “Settlement Date” with respect to a redemption order for the Fund is generally T+1. With respect to in-kind redemptions of the Fund, the calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “DETERMINATION OF NET ASSET VALUE”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).
With respect to in-kind redemptions of the Fund, in connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Securities will be delivered. Delivery of redemption proceeds is generally T+1. The order form specifies the date at which the delivery of redemption proceeds for the Fund is generally expected to occur.
Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than one Business Day after the day on which the redemption request is received in proper form. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.
If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Redemption Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in net asset value.
An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of the Business Day on which the redemption request was submitted, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the Settlement Date of the redemption request, the requisite number of Shares of the Fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of Shares of the Fund and to receive the entire proceeds of the redemption; and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such Shares being tendered, there are no restrictions precluding the tender and delivery of such Shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption Settlement Date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Redemptions of Shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS
Notwithstanding the foregoing, as described in the Participant Agreement and/or the applicable order form, the Fund may require orders to be placed prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date's net asset value. The cut-off time to receive the trade date's net asset value will not precede the calculation of the net asset value of the Fund's shares on the prior Business Day. Orders to purchase Shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.
CREATION AND REDEMPTION TRANSACTION FEES
A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Securities from the Trust to their account or on their order.
Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
Creation and Redemption Transaction Fees:
Fund	Transaction Fee*, **	Maximum Transaction Fee*, **
State Street IG Public & Private ABS ETF	$250	$1,000
*
From time to time, the Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**
In addition to the transaction fees listed above, the Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser's view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”
NAV per Share for the Fund is computed daily by dividing the value of the net assets of the Fund (i.e., the value of its total assets, less total liabilities) by the total number of Shares outstanding. The Fund values its entire portfolio, including AOS Investments, on a daily basis. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by State Street and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which the Fund's investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.
In calculating the Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). The Fund relies on a third-party service provider for assistance with the daily calculation of the Fund's NAV. The third-party service provider, in turn, relies on other parties for certain pricing data and other inputs used in the calculation of the Fund's NAV. Therefore, the Fund is subject to certain operational risks associated with reliance on its service provider and that service provider's sources of pricing and other data. NAV calculation may be adversely affected by operational risks arising from factors such as errors or failures in systems and technology. Such errors or failures may result in inaccurately calculated NAVs, delays in the calculation of NAVs and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The Fund may use various pricing services, or discontinue the use of any pricing service. Fixed-income assets (other than U.S. fixed-income assets) are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. U.S. fixed-income assets are generally valued at 4:00 p.m. Eastern time. Fixed-income assets are generally valued at the mean of the bid and ask prices for bank loans and inflation protected securities, and at the bid price for most other fixed-income assets.
Pursuant to Board approved valuation procedures, the Board has designated the Adviser as the valuation designee for the Fund. These procedures address, among other things, (i) determining (a) when market quotations are not readily available or reliable and (b) the methodologies to be used for determining the fair value of investments, and (ii) the use and oversight of third-party pricing services for fair valuation. The Adviser is responsible for periodically reviewing the procedures, and the selected methodologies used, for their continuing appropriateness and accuracy, and making any changes or adjustments to the procedures and methodologies as appropriate.
In the event that current market valuations are not readily available or are deemed unreliable, the Trust's procedures require the Adviser to determine a security's fair value. In determining a fair value for an AOS Investment, the Adviser may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates and market indices). In determining a fair value for an AOS Investment, the Adviser may, as applicable and appropriate, review the brokerage quotes provided by Apollo for the AOS Investments, the various financial terms of the AOS Investment, any other financial instruments issued by or related to the issuer of the AOS Investment, applicable financial statements of the issuer, any special reports prepared by financial analysts or any governments, pronouncements and other news events related to the issuer or industry, corporate action information as to any recent transactions or offers involving the AOS Investment or the issuer, the existence of merger proposals or tender offers that may impact the AOS Investment, the price of and extent of public trading in similar instruments (including publicly issued debt by the issuer, if available) the cost at the date of purchase of the AOS Investment, fundamental analytical data related to the AOS Investment, estimates of the AOS Investment's fair value by independent parties, the AOS Investment's yield-to-maturity and rating, any changes in interest rates, movements in benchmark indices or indices in which the AOS Investment or its issuer represents a fairly significant concentration, the forces that influence the market in which the AOS Investment is purchased and sold, whether the AOS Investment is restricted as to transfer, the nature and duration of the any applicable restrictions, and the values of baskets of securities traded in other markets, exchanges or among broker-dealers. While this is not intended to be an exhaustive list, the Adviser may engage in a facts and circumstances analysis of the various factors and may make determinations based on varying influential weights of the factors, to the extent applicable.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”
GENERAL POLICIES
Dividends from net investment income, if any, are generally declared and paid monthly by the Fund but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund's eligibility for treatment as a RIC under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.

DIVIDEND REINVESTMENT
Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.
Taxes
The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”
TAXATION OF THE FUND
The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one series of the Trust do not offset gains in any other series of the Trust, and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the Fund level rather than at the Trust level. The Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Internal Revenue Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund's taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the applicable corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay the Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.
As discussed more fully below, the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph.
The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year's distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC's net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses.
TAXATION OF SHAREHOLDERS – DISTRIBUTIONS
The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, and the portion of dividends which may qualify for treatment as qualified dividend income.
Subject to certain limitations, dividends reported by the Fund as qualified dividend income will be taxable to noncorporate shareholders at reduced rates. Dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. The holding period requirements described in this paragraph apply to the shareholders' investments in the Fund and to the Fund's investments in the underlying dividend-paying stocks. Dividends treated as received by the Fund from a REIT or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed by that Fund to a shareholder generally will be taxable to the shareholder as ordinary income. Additionally, income derived in connection with the Fund's securities lending activities will, in general, not be treated as qualified dividend income. If 95% or more of the Fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that Fund may report all distributions of such income as qualified dividend income.
Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Internal Revenue Code. Dividends received by the Fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its Shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the Shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions from the Fund's net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from the Fund's net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Certain capital gain dividends attributable to dividends the Fund receives from REITs may be taxable to noncorporate shareholders at a rate other than the reduced rates generally applicable to long-term capital gains.
Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
If the Fund's distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder's basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder's Shares.
Under Section 163(j) of the Internal Revenue Code, a taxpayer's business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Internal Revenue Code. The Fund's “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund's shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of Fund Shares and must not have hedged its position in Fund Shares in certain ways.
Distributions that are reinvested in additional Fund Shares through the means of a dividend reinvestment service, if offered by your broker- dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares) are generally taken into account in computing a shareholder's net investment income.
Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.
TAXATION OF SHAREHOLDERS – SALE OF SHARES
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A sale of Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates.
Gain or loss on the sale of Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.
A loss realized on a sale of Shares may be disallowed if substantially identical Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).
COST BASIS REPORTING
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
TAXATION OF FUND INVESTMENTS
Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consist of certain foreign securities (generally including foreign government securities), then the Fund should be eligible to file an election with the Internal Revenue Service (the “IRS”) that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund would treat the applicable foreign taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not make this election, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. In certain instances, the Fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If the Fund does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Certain of the Fund's investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to facilitate satisfaction of the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund's qualification for treatment as RICs.
Certain investments made by the Fund may be treated as equity in passive foreign investment companies or “PFICs” for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a PFIC, the Fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed by the Fund to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the applicable Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit their tax liability or maximize their returns from these investments.
If a sufficient portion of the interests in a foreign issuer are held or deemed held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer's income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
To qualify for treatment as a RIC under the Internal Revenue Code, the Fund must meet certain requirements, including the Qualifying Income Requirement, the Diversification Requirement, and the Distribution Requirement. The Fund may invest in private funds and private ABS, and the application of these tax requirements to RICs that invest in certain private fund and private ABS is complicated and not entirely clear. Certain investments in private funds and private ABS are treated as equity in PFICs or as CFCs for U.S. federal income tax purposes. Investments in PFICs and CFCs are subject to complex rules that may under certain circumstances adversely affect the Fund. Certain other investments in private funds and private ABS are treated as equity interests in entities treated as partnerships for U.S. federal income tax purposes. In addition, the IRS may take the position that, notwithstanding a private credit investment's form, the investment should be treated as a different type of asset. A recharacterization of an investment may have unintended and potentially adverse consequences for the Fund and shareholders. The Fund may determine to hold investments in private funds and private ABS through an entity treated as a CFC in order to achieve the Fund's investment objective while complying with the tax requirements applicable to RICs. If the Fund fails to meet the requirements applicable to RICs, all or a portion of the Fund's income might be subject to entity-level tax, which would adversely affect shareholders.
The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.
Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its eligibility for treatment as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax described above.
Special rules apply to any investments by the Fund in inflation-indexed bonds, such as TIPS. Generally, all stated interest on inflation-indexed bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of the Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distribution requirements for the applicable year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Fund's taxable income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.
TAX-EXEMPT SHAREHOLDERS
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, (i) the Fund invests in REITs that hold residual interests in REMICs or (ii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.
Certain tax-exempt educational institutions will be subject to an excise tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
FOREIGN SHAREHOLDERS
Dividends, other than capital gains dividends, “short-term capital gain dividends” and “interest-related dividends” (described below), paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States.

Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.
Dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund's “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is the Fund's net income derived from U.S.- source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the Fund's net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain”. The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income treated as received by the Fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding taxes, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, FIRPTA gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, Shares may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. investors.
BACKUP WITHHOLDING
The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
CREATION UNITS
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.
If the Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in kind.
Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.
CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS
Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Capital Stock and Other Securities
The Fund issues Shares of beneficial interest with no par value per Share. The Board may designate additional funds.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.
Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.
Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Advisors Funds Distributors, LLC at One Congress Street, Boston, Massachusetts 02114.
Counsel and Independent Registered Public Accounting Firm
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Trust. Ernst & Young LLP performs annual audits of the Fund's financial statements and provides other audit, tax and related services.
Local Market Holiday Schedules
The Trust generally intends to effect deliveries of the Fund's redemption proceeds on T+1. The ability of the Trust to effect in-kind redemptions within one Business Day of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the redemption proceeds, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable market closings due to emergencies may also prevent the Trust from delivering securities within one Business Day.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days.
Financial Statements
The Fund had not commenced operations as of the date of this SAI and therefore does not have financial information to report for the Fund's October 31, 2025 fiscal year end.

APPENDIX A
Standard & Poor's, a division of S&P Global (“S&P”), Corporate Long-Term Issue Ratings:
AAA	An obligation rated ‘AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB', ‘B', ‘CCC', ‘CC', and ‘C' are regarded as having significant speculative characteristics. ‘BB' indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB' is less vulnerable to nonpayment than other speculative issues.
However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

*
Ratings from ‘AA' to ‘CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Moody's Investors Service, Inc.'s (“Moody's”) Long-Term Obligation Ratings:
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of this publication.
*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings Ltd.'s (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:
AAA - ‘AAA' National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.
AA - ‘AA' National Ratings denote expectations of a very low level of default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country's highest rated issuers or obligations.
A - ‘A' National Ratings denote expectations of a low level of default risk relative to other issuers or obligations in the same country or monetary union.
BBB - ‘BBB' National Ratings denote a moderate level of default risk relative to other issuers or obligations in the same country or monetary union.
BB - ‘BB' National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.
B - ‘B' National Ratings denote a significantly elevated level of default risk relative to other issuers or obligations in the same country or monetary union.
CCC - ‘CCC' National Ratings denote a very high level of default risk relative to other issuers or obligations in the same country or monetary union.
CC - ‘CC' National Ratings denote the level of default risk is among the highest relative to other issuers or obligations in the same country or monetary union.

C - A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange; and
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD - Restricted default. ‘RD' ratings indicate an issuer that, in Fitch's opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include:
a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.
D - ‘D' National Ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
S&P's Short-Term Issue Credit Ratings:
A-1
A short-term obligation rated ‘A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global
Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

Moody's Short-Term Obligation Ratings:
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch's Short-Term Obligation Ratings:
F1 - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency's National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2 - Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.
F3 - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
B - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
C - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D - Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Notes:
The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

Appendix B
SPDR® Series Trust
SPDR® Index Shares Funds
SSGA Active Trust
(each, a “Trust” or “Fund,” and, collectively, the “Trusts” or “Funds”)
PROXY VOTING POLICY AND PROCEDURES
The Board of Trustees of the Trusts has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts' investment portfolios.
1.
Proxy Voting Policy
The policy of each Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trusts to SSGA Funds Management, Inc., the Trusts' investment adviser (the “Adviser”), subject to the Trustees' continuing oversight.
2.
Fiduciary Duty
The right to vote proxies with respect to portfolio securities held by each Trust is an asset of the Trusts. The Adviser acts as a fiduciary of the Trusts and must vote proxies in a manner consistent with the best interest of the Trusts and its shareholders.
3.
Proxy Voting Procedures
A.
At least annually, the Adviser shall present to the Board of Trustees (the “Board”) its policies, procedures and other guidelines for voting proxies (“Policy”) and the Policy of any Sub-adviser (defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Board of material changes to its Policy or the Policy of any Sub-adviser promptly and no later than the next regular meeting of the Board after such amendment is implemented.
B.
At least annually, the Adviser shall present to the Board its policy for managing the conflicts of interests that may arise through the Adviser's proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by the Trusts to the Trustees at the next regular meeting of the Board after such override(s) occur.
C.
At least annually, the Adviser shall inform the Trustees that a record is available for each proxy voted with respect to portfolio securities of each Trust during the year. Also see Section 5 below.
4.
Revocation of Authority to Vote
The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trusts may be revoked by the Trustees, in whole or in part, at any time.
5.
Annual Filing of Proxy Voting Record
The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of a Trust to that respective Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust's annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.
6.
Retention and Oversight of Proxy Advisory Firms
A.
In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm's staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to the Board regarding the results of this review.
B-1

B.
The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm's capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm's conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.
7.
Periodic Sampling
The Adviser will periodically sample proxy votes to review whether they complied with the Policy.
8.
Disclosures
A.
A Trust shall include in its registration statement:
1.
A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the “SEC”) website.
B.
A Trust shall include in its annual and semi-annual reports to shareholders:
1.
A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.
9.
Sub-Advisers
For certain Funds, the Adviser retains investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Trusts pursuant to sub-advisory agreements. It is the policy of the Trusts that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser's proxy voting policies and procedures.
10.
Review of Policy
The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.
Adopted (SPDR Series Trust/SPDR Index Shares Funds):	May 31, 2006
Updated:	August 1, 2007
Amended:	May 29, 2009
Amended:	November 19, 2010
Adopted (SSGA Active Trust)/Amended:	May 25, 2011
Amended:	February 25, 2016
Amended:	August 17, 2023
B-2

Appendix C
Adviser's Proxy Voting Policies and Procedures

March 2025
Global Proxy Voting and Engagement Policy
State Street Global Advisors is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an asset manager, State Street Global Advisors votes its clients' proxies where the client has delegated proxy voting authority to it, and State Street Global Advisors votes these proxies and engages with companies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.1
When engaging with and voting proxies with respect to the portfolio companies in which we invest our clients' assets, we do so on behalf of and in the best interests of the client accounts we manage and do not seek to change or influence control of any such portfolio companies. The State Street Global Advisors Global Proxy Voting and Engagement Policy (the “Policy”) contains certain policies that State Street Global Advisors will only apply in jurisdictions where permitted by local law and regulations. State Street Global Advisors will not apply any policies contained herein in any jurisdictions where State Street Global Advisors believes that implementing or following such policies would be deemed to constitute seeking to change or influence control of a portfolio company.
Introduction
At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. Our primary fiduciary obligation to our clients is to maximize the long-term value of their investments. State Street Global Advisors focuses on risks and opportunities that may impact long-term value creation for our clients. We rely on the elected representatives of the companies in which we invest — the board of directors — to oversee these firms' strategies. We expect effective independent board oversight of the material risks and opportunities to a firm's business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm's long-term business strategy, and expect boards to actively oversee the management of this strategy.
Our Asset Stewardship Program
State Street Global Advisors' Asset Stewardship Team is responsible for developing and implementing this Policy, the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of corporate governance issues and proxy voting items. The Asset Stewardship Team's activities are overseen by our internal governance body, State Street Global Advisors' Global Fiduciary and Conduct Committee (“GFCC”). The GFCC is responsible for reviewing State Street Global Advisors' stewardship strategy, engagement priorities, the Policy, and for monitoring the delivery of voting objectives.
In order to facilitate the execution of our proxy votes, we retain Institutional Shareholder Services Inc. (“ISS”). We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Policy, and (3) provide research and analysis relating to general corporate governance issues and specific proxy items. State Street Global Advisors does not follow the voting recommendations of any policy offered by ISS or any other proxy voting policy provider in implementing the Policy.
All voting decisions and engagement activities for which State Street Global Advisors has been given voting discretion are undertaken in accordance with this Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy include the use of an independent third party to vote on State Street Corporation (“State Street”) stock and the stock of other State Street affiliated entities, to mitigate a

1
This Policy is applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other investment advisory affiliates of State Street Corporation.

conflict of interest of voting on our parent company or affiliated entities, and other situations where we believe we may be conflicted from voting (for example, stock of a public company for which a State Street director also serves as a director, or due to an outside business interest). In such cases, delegated third parties exercise vote decisions based on their independent voting policy.
We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we may refrain from voting at meetings in cases where:
•Power of attorney documentation is required.
•Voting would have a material impact on our ability to trade the security.
•Voting is not permissible due to sanctions affecting a company or individual.
•Issuer-specific special documentation is required or various market or issuer certifications are required.
•Certain market limitations would prohibit voting (e.g., partial/split voting prohibitions or residency restrictions).
•Unless a client directs otherwise in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).
Additionally, we are unable to vote proxies when certain custodians used by our clients do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.
Voting authority attached to certain securities held by State Street Global Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. Under such arrangements, voting will be conducted by the independent third party pursuant to its proxy voting policy and not pursuant to this Policy.
The State Street Global Advisors Proxy Voting Choice Program
In addition to the option of delegating proxy voting authority to State Street Global Advisors pursuant to this Policy, clients may alternatively choose to participate in the State Street Global Advisors Proxy Voting Choice Program (the “Proxy Voting Choice Program”), which empowers clients to direct the proxy voting of shares held by the eligible fund or segregated account they own. Clients that participate in the Proxy Voting Choice Program have the option of selecting a third-party proxy voting guideline from the policies included in the Proxy Voting Choice Program to apply to the vote of the client's pro rata share of the securities held by the eligible fund or segregated account they own. This Policy does not apply to shares voted under the Proxy Voting Choice Program.
Securities Not Voted Pursuant to the Policy
Where clients have asked State Street Global Advisors to vote the client's shares on their behalf, including where a pooled fund fiduciary has delegated the responsibility to vote the fund's securities to State Street Global Advisors, State Street Global Advisors votes those securities in a unified manner, consistent with the principles described in this Policy. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made its Proxy Voting Choice Program available to its separately managed account clients and investors within a fund managed by State Street Global Advisors, in which case a pro rata portion of shares held by the fund or segregated account attributable to clients who choose to participate in the Proxy Voting Choice Program will be voted consistent with the third-party proxy voting guidelines selected by the clients, (2) where a pooled investment vehicle managed by State Street Global Advisors utilizes a third party proxy voting guideline as set forth in that fund's organizational and/or offering documents, and (3) where voting authority with respect to certain securities held by State Street Global Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. With respect to such funds and separately managed accounts utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Policy described herein and the proxy votes implemented with respect to such a fund or account may differ from and be contrary to the votes implemented for other portfolios managed by State Street Global Advisors pursuant to this Policy.
Regional Nuances
When voting and engaging with companies, we may consider market-specific nuances that may be relevant to that company. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes, and to publicly disclose their level of compliance with the applicable provisions and requirements. Except where specified, this Policy applies globally.

Our Proxy Voting and Engagement Principles
State Street Global Advisors' proxy voting and engagement program focuses on three broad principles:
1.
Effective Board Oversight: We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors undertake activities that include setting strategy and providing guidance on strategic matters, selecting the CEO and other senior executives, overseeing executive management, creating a succession plan for the board and management, and providing effective oversight of material risks and opportunities relevant to their business. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and experience to manage risks and operating structures that are often complex and industry-specific.
2.
Disclosure: It is important for shareholders to receive timely and accurate reporting of a company's financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should also provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their economic interests have been safeguarded by the board and provides insights into the quality of the board's oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.
3.
Shareholder Protection: State Street Global Advisors believes it is in the best interest of shareholders for companies to have appropriate shareholder rights and accountability mechanisms in place. As a starting place for voting rights, it is necessary for ownership rights to reflect one vote for one share to ensure that economic interests and proxy voting power are aligned. This share structure best supports the shareholders' right to exercise their proxy vote on matters that are important to the protection of their investment, such as share issuances and other dilutive events, authorization of strategic transactions, approval of a shareholder rights plan, and changes to the corporate bylaws or charter, among others. In terms of accountability to shareholders and appropriate checks and balances, we believe there should be annual elections of the full board of directors.
Application of Principles
These three principles of effective board oversight, disclosure and shareholder protection apply across all of State Street Global Advisors' proxy voting decisions. When voting at portfolio companies in different markets, State Street Global Advisors may apply the principles in ways that are specific to a given market based on factors such as availability of data, resources, disclosure practices, and size of holdings in our clients' accounts.
Shareholder Proposals
When voting our clients' proxies, we may be presented with shareholder proposals at portfolio companies that must be evaluated on a case-by-case basis and in accordance with the principles set forth above. For proposals related to commonly requested disclosure topics, we have developed the criteria found in Appendix A to assess the effectiveness of disclosure on such topics in connection with these types of proposals.
Engagement
We conduct engagements with individual issuers to communicate the principles set forth in this Policy and to learn more about companies' strategy, board oversight and disclosure practices. We do not seek to change or influence control of any portfolio company through these engagements. In addition, we encourage issuers to increase the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non- executive directors is critical to helping companies understand shareholder concerns.

Section I. Effective Board Oversight
Director Independence
We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We have developed criteria for determining director independence, which vary by region and/or local jurisdiction. These criteria generally follow relevant listing standards, local regulatory requirements and/or local market practice standards. Such criteria may include:
•Participation in related-party transactions or other material business relations with the company
•Employment history with the company
•Status as founder or member of the founding family
•Government representative
•Excessive tenure and preponderance of long-tenured directors
•Relations with significant shareholders
•Close family ties with any of the company's advisers, directors or senior employees
•Cross-directorships
•Receipt of non-board related compensation from the issuer, its auditors or advisors
•Company's own classification of a director as non-independent
In some cases, State Street Global Advisors' criteria may be more rigorous than applicable local or listing requirements.
Majority Independent Board
We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests.
Separation of Chair/CEO
Our primary focus is to ensure there is strong independent leadership of the board, in accordance with the principles discussed above. We generally believe the board is best placed to choose the governance structure that is most appropriate for that company.
Board Committees
We believe that board committees are crucial to robust corporate governance and should be composed of a sufficient number of independent directors. We use the same criteria for determining committee independence as we do for determining director independence, which varies by region and/or local jurisdiction. Although we recognize that board structures may vary by jurisdiction, where a board has established an audit committee and/or compensation/remuneration committee, we generally expect the committee to be primarily, and in some cases, fully independent.
Refreshment and Tenure
We believe that average board tenure should generally align with the length of the business cycle of the respective industry in which a company operates. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, classified board structures and the business cycle for the industry in which a company operates.
Director Time Commitments
We believe a company's nominating committee is best placed to determine appropriate time commitments for the company's directors. We consider if a company publicly discloses its director time commitment policy (e.g., within corporate governance guidelines, proxy statement, annual report, company website, etc.) and if this policy or associated disclosure outlines the factors that the nominating committee considers to assess director time commitments during the annual policy review process.

Board Composition
We believe effective board oversight of a company's long-term business strategy necessitates a diversity of backgrounds, experiences, and perspectives, which may include a range of characteristics such as skills, gender, race, ethnicity, and age. By having a critical mass of diverse perspectives, boards could experience the benefits that may lead to innovative ideas and foster more robust conversations about a company's strategy.
We recognize that many factors may influence board composition, including board size, geographic location, and local regulations, among others. Further, we believe that a robust nominating and governance process is essential to achieving a board composition that is designed to facilitate effective, independent oversight of a company's long-term strategy. We believe nominating committees are best placed to determine the most effective board composition and we encourage companies to ensure that there are sufficient levels of diverse experiences and perspectives represented in the boardroom.
Board Expertise
We believe board members should have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including sustainability-related issues.
Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. We believe nominating committees are best positioned to evaluate the skillset and expertise of both existing and prospective board members. However, we may take such considerations into account in certain circumstances.
Board Accountability
Oversight of Strategy and Risk
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight of its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively manage and assess the risk of our clients' portfolios, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
When evaluating a board's oversight of risks and opportunities, we assess the following factors, based on disclosures by, and engagements with, portfolio companies:
1.
Oversees Long-term Strategy
–Articulates the material risks and opportunities and how those risks and opportunities fit into the firm's long-term business strategy
–Regularly assesses the effectiveness of the company's long-term strategy, and management's execution of this strategy
2.
Demonstrates an Effective Oversight Process
–Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level
–Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full- board level
–Utilizes KPIs or metrics to assess the effectiveness of risk management processes
–Engages with key stakeholders including employees and investors
3.
Ensures Effective Leadership
–Holds management accountable for progress on relevant metrics and targets

–Integrates necessary skills and perspectives into the board nominating and executive hiring processes, and provides training to directors and executives on topics material to the company's business or operations
–Conducts a periodic effectiveness review
4.
Ensures Disclosures of Material Information
–Ensures publication of relevant disclosures, including those regarding material topics
Compliance with Corporate Governance Principles
Our minimum expectation is that companies will comply with their respective market governance codes and/or stewardship principles. Issuers are encouraged to provide explanations of their level of compliance with their local market code and why their preferred governance structure (if not compliant with the code) serves shareholders' long-term interests.
We will review governance practices at companies in selected indexes for their adherence to market governance codes and/or stewardship principles.
Proxy Contests
We believe nominating committees that are comprised of independent directors are best placed to assess which individuals are adequately equipped with the skills and expertise to fulfill the duties of board members, and to act as effective fiduciaries.
While our default position is to support the committees' judgement, we consider the following factors when evaluating dissident nominees:
•Strategy presented by dissident nominees versus that of current management, as overseen by the incumbent board
•Effectiveness, quality, and experience of the management slate
•Material governance failures and the level of responsiveness to shareholder concerns and market signals by the incumbent board
•Quality of disclosure and engagement practices to support changes to shareholder rights, capital allocation and/or governance structure
•Company performance and, if applicable, the merit of a recovery plan
•Expertise of board members with respect to company industry and strategy
Board Oversight of Geopolitical Risk
As stewards of our clients' assets, we are aware of the financial risks associated with geopolitical risk, including risks arising from unexpected conflict between or among nations. We expect portfolio companies that may be impacted by geopolitical risk to:
•Manage and mitigate risks related to operating in impacted markets, which may include financial, sanctions-related, regulatory, and/or reputational risks, among others;
•Strengthen board oversight of these efforts; and
•Describe these efforts in public disclosures.
Compensation and Remuneration
We consider it the board's responsibility to determine the appropriate level of executive compensation. Despite the differences among the possible types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance.
For example, criteria we may consider include the following:
•Overall quantum relative to company performance
•Vesting periods and length of performance targets
•Mix of performance, time and options-based stock units

•Use of special grants and one-time awards
•Retesting and repricing features
•Disclosure and transparency
Board Meeting Attendance
We expect directors to attend at least 75 percent of board meetings in the last financial year or provide an appropriate explanation for why they were unable to meet this attendance threshold.
Section II. Disclosure
It is important for shareholders to receive timely and accurate reporting of a company's financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their financial interests have been protected by the board and provides insights into the board's oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.
Reporting
Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. We expect external auditors to provide assurance of a company's financial condition.
Sustainability-related Disclosures
We believe in the importance of effective risk management and governance of issues that are material to a company. This may include sustainability-related risks and opportunities where a company has identified such risks and opportunities as material to its business. Such disclosure allows shareholders to effectively assess companies' oversight, strategy, and business practices related to these sustainability issues identified as material.
We look to companies to provide disclosure on sustainability-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company.
Climate-related Disclosures
We believe that managing climate-related risks and opportunities is a key element in maximizing long-term risk-adjusted returns for our clients. As a result, we have a longstanding commitment to enhancing investor-useful disclosure related to this topic.
For companies that have identified climate risk as material to their business, we expect the company to provide disclosure on climate-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company.
•We encourage the disclosure of Scope 1 and Scope 2 emissions and related targets. However, State Street Global Advisors is not prescriptive in how a company sets its targets. We expect companies that have adopted net zero ambitions to disclose interim climate targets. In each case, if a company chooses not to disclose any climate targets, we expect the company to provide an explanation of how the company measures and monitors progress on managing climate-related risks and opportunities.
•We do not expect any company to set Scope 3 targets. We encourage companies to identify and disclose the most relevant categories of Scope 3 emissions. However, we recognize that Scope 3 emissions estimates have a high degree of uncertainty. Therefore, if a company determines that categories of Scope 3 emissions are impracticable to estimate, we encourage the company to explain the relevant limitations. We also encourage companies to explain any efforts to address Scope 3 emissions, such as engagement with suppliers, customers, or other stakeholders across the value chain, where relevant.
Say-on-Climate Proposals
While we generally believe in the importance of effective disclosure of climate-related risks a company has deemed material to its business, we do not endorse annual advisory climate votes. Where management chooses to include a Say-on-Climate vote, we assess the company's climate-related disclosure in accordance with the criteria listed in Appendix A.
Board and Workforce Demographics
We expect disclosure on the composition of both the board and workforce.

Section III. Shareholder Protection
Capital
Share Capital Structure
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder's ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Our approach to share capital structure matters may vary by local market and jurisdiction, due to regional nuances. Such proposals may include:
•Increase in Authorized Common Shares
•Increase in Authorized Preferred Shares
•Unequal Voting Rights
•Share Repurchase Programs
Dividend Payouts (Japan Only)
For Japanese issuers, we are generally supportive of dividend payouts that constitute 30 percent or more of net income; however we consider whether the payment may damage the company's long-term financial health.
Reorganization, Mergers and Acquisitions
The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
We expect proposals to be in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations.
We evaluate mergers and structural reorganizations on a case-by-case basis and expect transactions to maximize shareholder value. Some of the considerations include the following:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We also consider the following:
•Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•The current market price of the security exceeds the bid price at the time of voting
Related-Party Transactions
Some companies have a controlled ownership structure and complex cross- shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to disclose details of the transaction, such as the nature, the value and the purpose of such a transaction. We also believe independent directors should ratify such transactions. Further, we believe companies should describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.
Cross-Shareholdings (Japan Only)
“Cross-shareholdings” are a long-standing feature of the balance sheets of many Japanese companies, but, in our view, can be detrimental for corporate governance practices and ultimately shareholder returns.

Shareholder Rights
Proxy Access
In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We consider proposals relating to proxy access on a case-by-case basis and consider a balance between providing long-term shareholders accountability while preserving flexibility for management to design a process that is appropriate for the company's circumstances.
Vote Standards
•Annual Elections: We believe the establishment of annual elections of the board of directors is appropriate. We also consider the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.
•Majority Voting: We believe a majority vote standard based on votes cast for the election of directors is appropriate.
Shareholder Meetings
•Special Meetings and Written Consent: We believe the ability for shareholders to call special meetings, as well as act by written consent is appropriate. We believe an appropriate threshold for both calling a special meeting and acting by written consent can be 25% of outstanding shares or less.
•Notice Period to Convene a General Meeting: We expect companies to give as much notice as is practicable when calling a general meeting, generally at least 14 days.
•Virtual/Hybrid Shareholder Meetings: We believe the right to hold shareholder meetings in a virtual or hybrid format is appropriate with the following best practices:
–Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
–Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
–Provide a written record of all questions posed during the meeting, and
–Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
In evaluating these proposals we also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.
Governance Documents & Miscellaneous Items
Article Amendments
We believe amendments to company bylaws that may negatively impact shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) should be put to a shareholder vote.
We believe a majority voting standard is generally appropriate.
We generally believe companies should have a fixed board size, or designate a range for the board size.
Anti-Takeover Issues
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We generally believe shareholders should have the right to vote on reasonable offers. Our approach to anti-takeover issues may vary by local market and jurisdiction, due to regional nuances.
Accounting and Audit-Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company's financial condition.

State Street Global Advisors believes that a company's external auditor is an essential feature of an effective and transparent system of external independent assurance. Shareholders should be given the opportunity to vote on their (re-)appointment at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures.
In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
We believe a company should be able to discharge its auditors in the absence of pending litigation, governmental investigation, charges or fraud or other indication of significant concern. Further, we believe that auditors should attend the annual meeting of shareholders.
Indemnification and Liability
Generally, we believe directors should be able to limit their liability and/or expand indemnification and liability protection if a director has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Section IV. Shareholder Proposals
We believe that company boards do right by investors and are responsible for overseeing strategy and company management. Towards that end, we generally do not support shareholder proposals that appear to impose changes to business strategy or operations, such as increasing or decreasing investment in certain products or businesses or phasing out a product or business line or if it is not a topic that the company has deemed to be material in their public disclosure documents.
When assessing shareholder proposals, we fundamentally consider whether the adoption of the resolution would promote long-term shareholder value in the context of our core governance principles:
1.
Effective board oversight
2.
Quality disclosure
3.
Shareholder protection
We will consider supporting a shareholder proposal if:
•the request is focused on enhanced disclosure of the company's governance and/or risk oversight
•the adoption of the request would protect our clients' interests as minority shareholders; or
•for common proposal topics for which we have developed assessment criteria, the extent to which the request satisfies the criteria found in Appendix A.
Section V. Engagement
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with portfolio companies. Our stewardship prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate risks in our client's portfolios. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. We do not seek to change or influence control of any portfolio company through engagement.
Equity Engagements
In general, there are three types of engagements that State Street Global Advisors may hold on behalf of equity holders:
1.
Engagements with Portfolio Companies in Connection with a Ballot Item or Other Topic In our Policy: Engagements held with portfolio companies to discuss a ballot item, event or other established topic found in our Policy. Such engagements generally, but not necessarily, occur during “proxy season.” They may be held at the request of State Street Global Advisors or the portfolio company.

2.
Off-Season Engagement at the Request of a Portfolio Company: From time- to-time, portfolio companies may seek to engage with State Street Global Advisors in the ‘off-season' to discuss a particular topic.
3.
Off-Season Proactive Engagement Campaigns: Each year, State Street Global Advisors will identify thematic engagement campaigns on important topics for which we are seeking more information to potentially inform our future voting positions.
Fixed Income Engagements
From time-to-time, certain corporate action election events, reclassifications or other changes to the investment terms of debt holdings may occur or an issuer may seek to engage with State Street Global Advisors to discuss matters pertaining to the debt instruments that State Street Global Advisors holds on behalf of its clients. In such instances, State Street Global Advisors may engage with the issuer to obtain further information about the matter for purposes of its investment decision making. Such engagements are the responsibility of the Fixed Income portfolio management team, but may be supported by State Street Global Advisors' Asset Stewardship Team. All election decisions are the responsibility of the relevant portfolio management team.
In addition, State Street Global Advisors may identify themes for engagement campaigns with issuers on topics that it believes may affect value of its clients' debt investments. State Street Global Advisors may proactively engage with portfolio companies and other issuers on these topics to help inform our views on the subject.
Where such themes align with those relating to equities, such engagements may be carried out jointly on behalf of both equity and fixed income holdings where there is mutual benefit for both asset classes. Such engagements are led by the State Street Global Advisors Asset Stewardship Team, but may also be attended by the relevant portfolio management teams.
Engaging with Other Investors Soliciting State Street Global Advisors' Votes in Connection with Contested Shareholder Meetings, Vote-No Campaigns, or Shareholder Proposals
While it may be helpful to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at investee companies, we limit such discussions to investors who have filed necessary documentation with regulators and engage in these discussions at our own discretion.
Our primary purpose of engaging with investors is:
1.
To gain a better understanding of their position or concerns at investee companies.
2.
In proxy contest situations:
–To assess possible director candidates where investors are seeking board representation in proxy contest situations
–To understand the investor's proposed strategy for the company and investment time horizon to assess their alignment with State Street Global Advisors' views and interests as a long-term shareholder
Any information about our vote decisions are available in this document and on our website. All requests for engagement should be sent to GovernanceTeam@ssga.com.
Section VI. Other Matters
Securities on Loan
As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors' securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds' long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, or bankruptcy and liquidation). Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.

State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds' long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. When we do not receive timely notice, we may be unable to recall the shares on or before the record date.
Reporting
We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual stewardship report is complemented by quarterly stewardship activity reports as well as the publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.
Appendix A: Assessment Criteria for Common Disclosure Topics
As outlined above, the pillars of our Asset Stewardship Program rest on effective board oversight, quality disclosure and shareholder protection. We are frequently asked to evaluate proposals on various topics, including requests for enhanced disclosure.
Where a company receives a proposal on a topic that the company has determined is material to its business, we will assess the proposal in accordance with the below criteria that we believe represent quality disclosure on commonly requested disclosure topics. In each case, in assessing the proposal against the applicable criteria, we may review the company's relevant disclosures against industry and market practice (e.g., peer disclosure, relevant frameworks, relevant industry guidance).
Climate Disclosure Criteria
For companies that have identified climate-related risks or opportunities as material to their business, we expect the company to provide disclosure on climate-related risks and opportunities relevant to their businesses in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company, as described in the section related to Climate-Related Disclosures above.
Additionally, where a company is among the highest emitters, we consider whether the company discloses:
•Scenario-planning on relevant risk assessment and strategic planning processes;
•The company's plans to achieve stated climate-related targets, if any, including information on timelines and expected emissions reductions; and
•Incorporation of relevant climate considerations in financial planning and/or capital allocation decisions.
Climate Transition Plan Disclosure Criteria for Companies that have Adopted a Climate Transition Plan
We do not expect or require companies to adopt net zero ambitions or join relevant industry initiatives. For companies that have adopted a net zero ambition and/or climate transition plan and that receive a related proposal, we assess the proposal against the disclosure criteria set out below. Given that climate related risks present differently across industries, our assessment of the below criteria may vary to account for best practices in specific industries.
General Climate-related Disclosures
•Description of approach to identifying and assessing climate-related risks and opportunities
•Disclosure of resilience of the company's strategy taking into consideration a range of climate-related scenarios
•Disclosure of Scope 1, Scope 2, and relevant categories of Scope 3 emissions and any assurance
Ambition
•Disclosure of long-term climate ambitions
Targets
•Disclosure of short- and/or medium-term interim climate targets

•Disclosure of alignment of climate targets with relevant jurisdictional commitments, specific temperature pathways, and/or sectoral decarbonization approaches
Decarbonization Strategy
•Disclosure of plans and actions to support stated climate targets and ambitions
•Disclosure of emissions management efforts within the company's operations and, as applicable, across the value chain
•Disclosure of carbon offsets utilization, if any
•Disclosure of the role of climate solutions (e.g., carbon capture and storage)
•Disclosure of potential social risks and opportunities related to climate transition plan, if any
Capital Allocation
•Disclosure integration of relevant climate considerations in financial planning
•Disclosure of total actual and planned capital deployed toward climate transition plan
•Disclosure of approach to assessing and prioritizing investments toward climate transition plan (e.g. marginal abatement cost curves, internal carbon pricing, if any)
Climate Policy Engagement
•Disclosure of position on climate-related topics relevant to the company's decarbonization strategy
•Disclosure of assessment of stated positions on relevant climate-related topics versus those of associations and other relevant policy-influencing entities, such as trade associations, industry bodies, or coalitions, to which the company belongs, and any efforts taken as a result of this review to address potential misalignment.
Climate Governance
•Disclosure of the board's role in overseeing climate transition plan
•Disclosure of management's role in overseeing climate transition plan
Physical Risk
•Disclosure of assessment of climate-related physical risks
•Disclosure of approach to managing identified climate-related physical risks
Stakeholder Engagement
•Disclosure of engagement with relevant internal stakeholders related to climate transition plan (e.g., workforce training, cross-functional collaboration)
•Disclosure of engagement with relevant external stakeholders related to climate transition plan (e.g., industry collaboration, customer engagement)
Methane Disclosure Criteria
Where a company has determined that methane emissions-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of methane emissions detection and monitoring efforts
•An explanation of efforts to enhance measurement, reporting, and verification
•A description of the company's strategy to manage methane emissions
•Disclosure of any methane-related metrics and targets utilized

Nature-Related Disclosures: Biodiversity, Deforestation and other Land-Use, Water Management, Pollution and Waste
Where a company has determined that one or more nature-related risks and opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Governance: Board oversight of the material nature-related risks and opportunities
•Risk Management: Approach to identifying, assessing, monitoring, and mitigating the material nature-related risks and opportunities
•Strategy: Consideration of material nature-related risks and opportunities in business strategy, resiliency, and planning
•Metrics and Targets (when relevant): Metrics used to assess, monitor, and manage nature-related risks and opportunities
Human Capital Management Disclosure Criteria
Where a company has determined that human capital management-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Board Oversight: Methods outlining how the board oversees human capital- related risks and opportunities;
•Strategy: Approaches to human capital management and how these advance the long-term business strategy;
•Compensation: Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;
•Voice: Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and
•Workforce Demographics: Role of the board in overseeing workforce demographics efforts
Diversity Equity and Inclusion Disclosure Criteria
Where a company has determined that diversity, equity and inclusion-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Board Oversight: Describe how the board executes its oversight role in risks and opportunities related to diversity, equity and inclusion
•Strategy: Articulate the role that diversity, equity, and inclusion plays in the company's broader human capital management practices and long-term strategy, as well as how the company intends to implement that strategy
•Metrics: Provide disclosure on the company's global employee base and board demographics, where permitted
•Board Composition: Articulate the role of diversity of skills, backgrounds, experiences, and perspectives in the board's nominating process
Pay Equity Disclosure Criteria (United States and United Kingdom Only)
Where a company has determined that pay equity-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of adjusted pay gaps related to race and gender within the company (disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the United Kingdom market at this time);
•Disclosure of strategy to achieve and maintain pay equity; and
•Disclosure of the role of the board in overseeing pay strategies as well as diversity-related efforts

Civil Rights Disclosure Criteria (United States Only)
Where a company has determined that civil rights-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of risk related to civil rights, including risks associated with products, practices, and services;
•Disclosure of plans to manage and mitigate these risks; and
•Disclosure of processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).
Human Rights Disclosure Criteria
Where a company has determined that human rights-related risks or opportunities are material to its business and has received a related shareholder proposal, we will assess the proposal in accordance with the following disclosure criteria:
•Human rights-related risks the company considers more relevant;
•Plans to manage and mitigate these risks;
•Board oversight of these risks; and
•Assessment of the effectiveness of the human rights risk management program.
Political Contributions Disclosure Criteria (United States Only)
For all companies that receive a shareholder proposal related to political contributions, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of all contributions, no matter the dollar value, made by the company, its subsidiaries, and/ or affiliated Political Action Committees (PACs) to individual candidates, PACs, and other political organizations at the state and federal levels in the US; and
•Disclosure of the role of the board in oversight of political contributions.
Lobbying Disclosure Criteria (United States Only)
For all companies that receive a shareholder proposal related to lobbying disclosure, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of membership in United States trade associations (to which payments are above $50,000 per year) and
•Disclosure of the role of the board in overseeing lobbying activities.
Trade Association Alignment Disclosure Criteria
For all companies that receive a shareholder proposal related to trade association alignment, we will assess the proposal in accordance with the following disclosure criteria:
•Disclosure of the board's role in overseeing the company's participation in the political process, including membership in trade associations or other policy- influencing entities; and
•Whether the company regularly performs a gap analysis of its stated positions on relevant issues versus those of the trade associations or other policy-influencing organizations of which it is a member, and
•Whether the company disclosed a list of its trade association memberships
Note: We believe that management is best suited to take positions on the matters related to their company and therefore we do not recommend any specific position. Our support of these types of shareholder proposals, if any, solely reflect our support for enhanced disclosure on assessing alignment between stated company positions and the positions of associations and other relevant policy-influencing entities to which the company belongs in line with market expectations and effective risk management.

About State Street Investment Management
For over four decades, State Street Investment Management has served the world's governments, institutions, and financial advisors. With a rigorous, risk-aware approach built on research, analysis, and market-tested experience, and as pioneers in index and ETF investing, we are always inventing new ways to invest. As a result, we have become the world's fourth-largest asset manager* with US $5.12 trillion† under our care.
*
Pensions & Investments Research Center, as of December 31, 2023.
†
This figure is presented as of December 31, 2024 and includes ETF AUM of $1,577.74 billion USD of which approximately $82.19 billion USD in gold assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Investment Management are affiliated. Please note all AUM is unaudited.
statestreet.com/im
© 2025 State Street Corporation.
All Rights Reserved.
ID2658960
Exp. Date: 03/31/2026

PART C
OTHER INFORMATION
Item 28.
Exhibits
(a)(i)
Declaration of Trust of SSGA Active Trust (the “Trust” or the “Registrant”), dated March 30, 2011 (the “Declaration of Trust”), is incorporated herein by reference to Exhibit (a) to the Registrant’s initial Registration Statement on Form
N-1A, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2011.

(a)(ii)
Amendment No. 1, dated December 5, 2014, to the Declaration of Trust is incorporated herein by reference to Exhibit
(a)(ii) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, as filed with the
SEC on August 27, 2015.

(a)(iii)
Amendment No. 2, dated February 20, 2025, to the Declaration of Trust is incorporated herein by reference to Exhibit
(a)(iii) of Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on February 26, 2025.

(b)
Registrant’s Amended and Restated By-Laws, dated February 20, 2025, are incorporated herein by reference to Exhibit
(b) of Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A, as filed with the
SEC on February 26, 2025.

(c)	Not applicable.
(d)(i)(1)
Investment Advisory Agreement, dated April 25, 2012, between the Trust and SSGA Funds Management, Inc.
(“SSGA FM”) (the “Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(i) of Post-Effective
Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 9,
2013.

(d)(i)(2)
Exhibit A (Schedule of Series), dated March 1, 2026, to the Advisory Agreement is incorporated herein by reference to Exhibit (d)(i)(2) of Post-Effective Amendment No. 252 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on February 25, 2026.

(d)(i)(3)	Amended Exhibit A (Schedule of Series), dated March 4, 2026, to the Advisory Agreement, reflecting the addition of the State Street IG Public & Private ABS ETF, is filed herewith.
(d)(ii)
Investment Sub-Advisory Agreement, dated March 27, 2013, between SSGA FM and Blackstone Liquid Credit
Strategies, LLC (formerly, GSO/Blackstone Debt Funds Management, LLC) (“Blackstone”) is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form
N-1A, as filed with the SEC on October 9, 2013.

(d)(iii)
Investment Sub-Advisory Agreement, dated February 23, 2015, between SSGA FM and DoubleLine Capital LP
(“DoubleLine”) is incorporated herein by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 43 to the
Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 23, 2015.

(d)(iv)
Investment Sub-Advisory Agreement, dated January 26, 2021, between SSGA FM and Nuveen Asset Management,
LLC (“Nuveen Asset Management”) is incorporated herein by reference to Exhibit (d)(iv) of Post-Effective
Amendment No. 198 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 1, 2022.

(d)(v)
Investment Sub-Advisory Agreement, dated September 15, 2021, between SSGA FM and Loomis, Sayles &
Company, L.P. (“Loomis”) is incorporated herein by reference to Exhibit (d)(v) of Post-Effective Amendment No. 180
to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 27, 2021.

(d)(vi)
Investment Sub-Advisory Agreement, dated August 15, 2024, between SSGA FM and Galaxy Digital Capital
Management LP (“Galaxy”) is incorporated herein by reference to Exhibit (d)(vi) of Post-Effective Amendment No.
219 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 9, 2024.

(d)(vii)
Investment Sub-Advisory Agreement, dated February 28, 2025, between SSGA FM and Bridgewater Associates, LP
(“Bridgewater”) is incorporated herein by reference to Exhibit (d)(vii) of Post-Effective Amendment No. 232 to the
Registrant’s Registration Statement on Form N-1A, as filed with the SEC on March 5, 2025.

(e)(i)(1)
Amended and Restated Distribution Agreement, dated May 1, 2017, between the Trust and State Street Global
Advisors Funds Distributors, LLC (“SSGA FD”) (the “Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(i)(1) of Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on October 30, 2017.

(e)(i)(2)
Annex I (Schedule of Series), dated March 1, 2026, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(i)(2) of Post-Effective Amendment No. 252 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on February 25, 2026.

(e)(i)(3)	Amended Annex I (Schedule of Series), dated March 4, 2026, to the Distribution Agreement, reflecting the addition of the State Street IG Public & Private ABS ETF, is filed herewith.
(e)(ii)
Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(ii) of Pre-Effective
Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 6,
2012.

1

(f)	Not applicable.
(g)(i)(1)
Custodian Agreement, dated April 18, 2012, between the Trust and State Street Bank and Trust Company (the
“Custodian Agreement”) is incorporated herein by reference to Exhibit (g)(i) of Post-Effective Amendment No. 11 to
the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 9, 2013.

(g)(i)(2)
Amendment, dated September 30, 2020, to the Custodian Agreement is incorporated herein by reference to Exhibit
(g)(i)(2) of Post-Effective Amendment No. 163 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on November 20, 2020.

(g)(i)(3)
Appendix A (Schedule of Series), dated March 1 2026, to the Custodian Agreement is incorporated herein by reference to Exhibit (g)(i)(3) of Post-Effective Amendment No. 252 to the Registrant’s Registration Statement on Form
N-1A, as filed with the SEC on February 25, 2026.

(g)(i)(4)	Amended Appendix A (Schedule of Series), dated March 4, 2026, to the Custodian Agreement, reflecting the addition of the State Street IG Public & Private ABS ETF, is filed herewith.
(h)(i)(1)
Administration Agreement, dated June 1, 2015, between the Trust and SSGA FM (the “Administration Agreement”) is
incorporated herein by reference to Exhibit (h)(i) of Post-Effective Amendment No. 58 to the Registrant’s Registration
Statement on Form N-1A, as filed with the SEC on October 28, 2015.

(h)(i)(2)
Schedule A (Schedule of Series), dated March 1 2026, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(i)(2) of Post-Effective Amendment No. 252 to the Registrant’s Registration Statement on Form
N-1A, as filed with the SEC on February 25, 2026.

(h)(i)(3)	Amended Schedule A (Schedule of Series), dated March 4, 2026, to the Administration Agreement, reflecting the addition of the State Street IG Public & Private ABS ETF, if filed herewith.
(h)(ii)(1)
Master Sub-Administration Agreement, dated June 1, 2015, between SSGA FM and State Street Bank and Trust
Company (the “Sub-Administration Agreement”) is incorporated herein by reference to Exhibit (h)(ii) of Post-
Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
October 28, 2015.

(h)(ii)(2)
Amendment, dated June 29, 2018, to the Sub-Administration Agreement is incorporated herein by reference to Exhibit
(h)(ii)(2) of Post-Effective Amendment No. 142 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 29, 2018.

(h)(ii)(3)
Amendment, dated August 14, 2019, to the Sub-Administration Agreement is incorporated herein by reference to
Exhibit (h)(ii)(3) of Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A, as
filed with the SEC on August 23, 2023.

(h)(ii)(4)
Schedule A (Schedule of Series), dated March 1 2026, to the Sub-Administration Agreement is incorporated herein by reference to Exhibit (h)(ii)(4) of Post-Effective Amendment No. 252 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on February 25, 2026.

(h)(ii)(5)	Amended Schedule A (Schedule of Series), dated March 4, 2026, to the Sub-Administration Agreement, reflecting the addition of the State Street IG Public & Private ABS ETF, is filed herewith.
(h)(iii)(1)
Transfer Agency and Service Agreement, dated April 18, 2012, between the Trust and State Street Bank and Trust
Company (the “Transfer Agency and Service Agreement”) is incorporated herein by reference to Exhibit (h)(ii) of
Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
October 9, 2013.

(h)(iii)(2)
Schedule A (Schedule of Series), dated March 1 2026, to the Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(iii)(2) of Post-Effective Amendment No. 252 to the Registrant’s Registration
Statement on Form N-1A, as filed with the SEC on February 25, 2026.

(h)(iii)(3)	Amended Schedule A (Schedule of Series), dated March 4, 2026, to the Transfer Agency and Service Agreement, reflecting the addition of the State Street IG Public & Private ABS ETF, is filed herewith.
(h)(iv)(1)
Master Amended and Restated Securities Lending Authorization Agreement, dated January 6, 2017, between the Trust and State Street Bank and Trust Company (the “Securities Lending Authorization Agreement”) is incorporated herein by reference to Exhibit (h)(v) of Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on August 29, 2018.

(h)(iv)(2)
First Amendment, dated April 12, 2019, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(v)(2) of Post-Effective Amendment No. 147 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on August 29, 2019.

(h)(iv)(3)
Second Amendment, dated September 6, 2019, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(iv)(3) of Post-Effective Amendment No. 158 to the Registrant’s Registration
Statement on Form N-1A, as filed with the SEC on August 28, 2020.

(h)(iv)(4)
Third Amendment, dated October 31, 2019, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(iv)(4) of Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on August 23, 2023.

2

(h)(iv)(5)
Fourth Amendment, dated January 1, 2022, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(iv)(5) of Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on August 23, 2023.

(h)(iv)(6)
Fifth Amendment, dated February 24, 2022, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(iv)(6) of Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on August 23, 2023.

(h)(iv)(7)
Sixth Amendment, dated September 6, 2023, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(iv)(7) of Post-Effective Amendment No. 213 to the Registrant’s Registration
Statement on Form N-1A, as filed with the SEC on October 26, 2023.

(h)(iv)(8)
Seventh Amendment, dated March 28, 2024, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(iv)(8) of Post-Effective Amendment No. 214 to the Registrant’s Registration
Statement on Form N-1A, as filed with the SEC on June 21, 2024.

(h)(iv)(9)
Eighth Amendment, dated July 3, 2024, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(iv)(9) of Post-Effective Amendment No. 222 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on October 24, 2024.

(h)(iv)(10)
Ninth Amendment, dated January 3, 2025, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(iv)(10) of Post-Effective Amendment No. 230 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on February 25, 2025.

(h)(v)
Form of Fund of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(v) of Post-Effective
Amendment No. 194 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on February 16,
2022.

(h)(vi)
Agreement to Provide Firm Bid Quotations and Obligations to Purchase, dated February 25, 2025, between the
Registrant and Apollo Global Securities, LLC is incorporated herein by reference to Exhibit (h)(vi) of Post-Effective
Amendment No. 232 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on March 5,
2025.

(h)(vii)
Agreement to Provide Firm Bid Quotations and Obligations to Purchase, dated August 28, 2025, between the
Registrant and Apollo Global Securities, LLC is incorporated herein by reference to Exhibit (h)(vii) of Post-Effective
Amendment No. 238 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on August 27,
2025.

(i)(i)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR® SSGA Multi-Asset Real
Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Conservative Global Allocation ETF, SPDR SSGA
Global Allocation ETF, SPDR SSGA Aggressive Global Allocation ETF, SPDR Blackstone/GSO Senior Loan ETF,
SPDR SSGA Ultra Short Term Bond ETF, SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth
Equity ETF, SPDR MFS Systematic Value Equity ETF, SPDR SSGA Risk Aware ETF, SPDR DoubleLine Total Return
Tactical ETF, and State Street Clarion Global Infrastructure & MLP Portfolio, is incorporated herein by reference to
Exhibit (i) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 28, 2015.

(i)(ii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the State Street Disciplined Global Equity
Portfolio, is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 72 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on February 18, 2016.

(i)(iii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR® DoubleLine® Short Duration
Total Return Tactical ETF, is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 82 to
the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 12, 2016.

(i)(iv)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR® DoubleLine® Emerging
Markets Fixed Income ETF, is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 83 to
the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 12, 2016.

(i)(v)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR® SSGA US Sector Rotation
ETF and SPDR® SSGA Fixed Income Sector Rotation ETF, is incorporated herein by reference to Exhibit (i)(v) of
Post-Effective Amendment No. 145 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
April 1, 2019.

(i)(vi)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR Nuveen Municipal Bond ETF, is incorporated herein by reference to Exhibit (i)(vi) of Post-Effective Amendment No. 167 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on February 2, 2021.

(i)(vii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR Loomis Sayles Opportunistic
Bond ETF, is incorporated herein by reference to Exhibit (i)(vii) of Post-Effective Amendment No. 180 to the
Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 27, 2021.

(i)(viii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR Blackstone High Income ETF, is incorporated herein by reference to Exhibit (i)(viii) of Post-Effective Amendment No. 194 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on February 16, 2022.

3

(i)(ix)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR Nuveen Municipal Bond ESG
ETF, is incorporated herein by reference to Exhibit (i)(ix) of Post-Effective Amendment No. 198 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on April 1, 2022.

(i)(x)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR SSGA US Equity Premium
Income ETF, is incorporated herein by reference to Exhibit (i)(x) of Post-Effective Amendment No. 218 to the
Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 4, 2024.

(i)(xi)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR Galaxy Digital Asset
Ecosystem ETF, SPDR Galaxy Transformative Tech Accelerators ETF, and SPDR Galaxy Hedged Digital Asset
Ecosystem ETF, is incorporated herein by reference to Exhibit (i)(xi) of Post-Effective Amendment No. 219 to the
Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 9, 2024.

(i)(xii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR SSGA My2026 Corporate
Bond ETF, SPDR SSGA My2026 Municipal Bond ETF, SPDR SSGA My2027 Corporate Bond ETF, SPDR SSGA
My 2027 Municipal Bond ETF, SPDR SSGA My2028 Corporate Bond ETF, SPDR SSGA My2028 Municipal Bond
ETF, SPDR SSGA My2029 Corporate Bond ETF, SPDR SSGA My2029 Municipal Bond ETF, SPDR SSGA My2030
Corporate Bond ETF, SPDR SSGA My2030 Municipal Bond ETF, SPDR SSGA My2031 Corporate Bond ETF, SPDR
SSGA My2032 Corporate Bond ETF, SPDR SSGA My2033 Corporate Bond ETF, and SPDR SSGA My2034
Corporate Bond ETF, is incorporated herein by reference to Exhibit (i)(xii) of Post-Effective Amendment No. 221 to
the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 23, 2024.

(i)(xiii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR Bridgewater All Weather ETF, is incorporated herein by reference to Exhibit (i)(xiii) of Post-Effective Amendment No. 232 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on March 5, 2025.

(i)(xiv)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the State Street Short Duration IG Public
& Private Credit ETF, is incorporated herein by reference to Exhibit (i)(xiv) of Post-Effective Amendment No. 238 to
the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on August 27, 2025.

(i)(xv)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR SSGA My2031 Municipal
Bond ETF and SPDR SSGA My2035 Corporate Bond ETF, is incorporated herein by reference to Exhibit (i)(xv) of
Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
September 10, 2025.

(i)(xvi)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the State Street My2027 High Yield
Corporate Bond ETF, State Street My2028 High Yield Corporate Bond ETF, State Street My2029 High Yield
Corporate Bond ETF, State Street My2030 High Yield Corporate Bond ETF, and State Street My2031 High Yield
Corporate Bond ETF, is incorporated by reference to Exhibit (i)(xvii) of Post Effective Amendment No. 251 to the
Registrant’s Registration Statement on Form N-1A, as filed with the SEC on February 19, 2026.

(i)(xvii)
Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the SPDR SSGA IG Public & Private
Credit ETF, is incorporated by reference to Exhibit (i)(xvii) of Post Effective Amendment No. 252 to the Registrant’s
Registration Statement on Form N-1A, as filed with the SEC on February 25, 2026.

(i)(xviii)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the State Street IG Public & Private ABS ETF, is filed herewith.
(j)	Not applicable.
(k)	Not applicable.
(l)
Form of Seed Capital Subscription Agreement is incorporated herein by reference to Exhibit (l) of Pre-Effective
Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 20, 2012.

(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)(i)
Registrant’s Code of Ethics, adopted February 22, 2011, and last revised September 23, 2020, is incorporated herein by reference to Exhibit (p)(i) of Post-Effective Amendment No. 233 to the Registrant’s Registration Statement on
Form N-1A, as filed with the SEC on May 27, 2025.

(p)(ii)
Code of Ethics of SSGA FM, dated March 31, 2025, is incorporated herein by reference to Exhibit (p)(ii) of Post-
Effective Amendment No. 233 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
May 27, 2025.

(p)(iii)
Code of Ethics of Blackstone, dated January 2025, is incorporated herein by reference to Exhibit (p)(iii) of Post-
Effective Amendment No. 241 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
October 24, 2025.

(p)(iv)
Code of Ethics of DoubleLine, dated February 15, 2022, is incorporated herein by reference to Exhibit (p)(iv) of Post-
Effective Amendment No. 222 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
October 24, 2024.

4

(p)(v)
Code of Ethics of Nuveen Asset Management, dated July 30, 2025, is incorporated herein by reference to Exhibit
(p)(v) of Post-Effective Amendment No. 241 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 24, 2025.

(p)(vi)
Code of Ethics of Loomis, effective January 14, 2000, and as amended September 2025, is incorporated herein by reference to Exhibit (p)(vi) of Post-Effective Amendment No. 241 to the Registrant’s Registration Statement on Form
N-1A, as filed with the SEC on October 24, 2025.

(p)(vii)
Code of Ethics of Galaxy, dated July 2025, is incorporated herein by reference to Exhibit (p)(vii) of Post-Effective
Amendment No. 252 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on February 25,
2026.

(p)(viii)
Code of Ethics of Bridgewater, dated October 3, 2024, is incorporated herein by reference to Exhibit (p)(viii) of Post-
Effective Amendment No. 232 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
March 5, 2025.

(p)(ix)
Code of Ethics for the Independent Trustees is incorporated herein by reference to Exhibit (p)(viii) of Post-Effective
Amendment No. 198 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 1, 2022.

(q)(i)
Power of Attorney for Mses. Clancy, Richer, Rowsell and Sponem and Messrs. Churchill, Ross, Verboncoeur and
Rosenberg, dated May 18, 2023, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No.
212 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on August 23, 2023.

(q)(ii)
Power of Attorney, dated November 8, 2024, for Ms. LaPorta is incorporated herein by reference to Exhibit (q)(ii) of
Post-Effective Amendment No. 223 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on
November 19, 2024.

EX-101.INS	XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
Item 29.
Persons Controlled By or Under Common Control With Registrant
The Board of Trustees of the Trust is the same as the Boards of Trustees of SPDR Series Trust and SPDR Index Shares Funds. In addition, the officers of the Trust are substantially identical to the officers of SPDR Series Trust and SPDR Index Shares Funds. Additionally, the Trust’s investment adviser, SSGA FM, also serves as investment adviser to each series of SPDR Series Trust and SPDR Index Shares Funds. Nonetheless, the Trust takes the position that it is not under common control with other trusts because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.
Additionally, see the “Control Persons and Principal Holders of Securities” section of the Statement of Additional Information for a list of shareholders who own more than 5% of a specific fund’s outstanding shares and such information is incorporated by reference to this Item.
Item 30.
Indemnification
Pursuant to Section V.3 of the Registrant’s Declaration of Trust, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.
Pursuant to Section V.2 of the Registrant’s Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant’s Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant.
5

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Registrant hereby undertakes that it will apply the indemnification provision of its By-Laws in a manner consistent with Release 11330 of the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.
The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will the Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him/her.
Item 31.
Business and Other Connections of Investment Adviser
Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each investment adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:
SSGA FUNDS MANAGEMENT, INC.:
SSGA FM serves as the investment adviser for each series of the Trust. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Investment Management (“SSIM”), the investment management arm of State Street Corporation. The principal address of SSGA FM is One Congress Street, Boston, Massachusetts 02114. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940.
Below is a list of the directors and principal executive officers of SSGA FM and their principal occupation(s). Unless otherwise noted, the address of each person listed is One Congress Street, Boston, Massachusetts 02114.
Name	Principal Occupation
Jeanne LaPorta	Chairperson, Director, and President; Senior Vice President of State Street Global Advisors Trust Company
Mark Alberici	Director; Senior Vice President of State Street Global Advisors Trust Company
Apea Amoa	Director; Chief Financial Officer of State Street Global Advisors Trust Company
Allison Bonds	Director; Senior Vice President of State Street Global Advisors Trust Company
Tim Corbett	Director and Chief Risk Officer; Senior Vice President of State Street Global Advisors Trust Company
James Ferrarelli	Director; Executive Vice President of State Street Global Advisors Trust Company
John Tucker	Director; Executive Vice President of State Street Global Advisors Trust Company
Ann Carpenter	Chief Operating Officer; Managing Director of State Street Global Advisors Trust Company
Brian Harris	Chief Compliance Officer; Managing Director of State Street Global Advisors Trust Company
Steven Hamm	Treasurer; Vice President of State Street Global Advisors Trust Company
Sean O’Malley, Esq.	Chief Legal Officer; Senior Vice President of State Street Global Advisors Trust Company
Christyann Weltens	Derivatives Risk Manager; Vice President of State Street Global Advisors Trust Company
David Ireland	CTA Chief Marketing Officer; Senior Vice President of State Street Global Advisors Trust Company
Jessica Cross	Clerk; Vice President of State Street Global Advisors Trust Company
6

BLACKSTONE LIQUID CREDIT STRATEGIES LLC:
Blackstone Liquid Credit Strategies LLC (“Blackstone”) serves as the investment sub-adviser to the Registrant’s State Street Blackstone Senior Loan ETF and State Street Blackstone High Income ETF. Blackstone is an indirect wholly-owned subsidiary of Blackstone Inc. (collectively with its affiliates, “Blackstone Inc.”). Blackstone Inc. is a leading manager of private capital and provider of financial advisory services. It is one of the largest independent managers of private capital in the world. The principal business address of Blackstone is 345 Park Avenue, 31st Floor, New York, New York 10154. Blackstone is an investment adviser registered under the Investment Advisers Act of 1940.
Below is a list of the directors and principal executive officers of Blackstone and their principal occupation(s). Unless otherwise noted, the address of each person listed is 345 Park Avenue, 31st Floor, New York, New York 10154.
Name	Position with and Name of Other Company
BLACKSTONE ALTERNATIVE CREDIT ADVISORS LP	MANAGING MEMBER
BEENEY, MARISA, JANEL	GENERAL COUNSEL OF BLACKSTONE CREDIT
BOUGIAMAS, PANAYIOTA	CHIEF COMPLIANCE OFFICER OF BLACKSTONE LIQUID CREDIT STRATEGIES LLC
IANNARONE, THOMAS, LAWRENCE	CHIEF OPERATING OFFICER OF BLACKSTONE LIQUID CREDIT STRATEGIES LLC
HOGHOOGHI, IDA	PRESIDENT OF BLACKSTONE CREDIT
SKINNER, WILLLIAM, P	CHIEF FINANCIAL OFFICER
DELLAERT, GILLES, MAURICE	GLOBAL HEAD OF BLACKSTONE CREDIT AND INSURANCE
DOUBLELINE CAPITAL LP:
DoubleLine serves as investment sub-adviser to the Registrant’s State Street DoubleLine Total Return Tactical ETF, State Street DoubleLine Short Duration Total Return Tactical ETF and State Street DoubleLine Emerging Markets Fixed Income ETF. The principal business address of DoubleLine is 2002 N. Tampa Street, Suite 200, Tampa, Florida 33602. DoubleLine is an investment adviser registered under the Investment Advisers Act of 1940.
Below is a list of the directors and principal executive officers of DoubleLine and their principal occupation(s). Unless otherwise noted, the address of each person listed is 2002 N. Tampa Street, Suite 200, Tampa, Florida 33602.
Name	Position with and Name of Other Company
GUNDLACH, JEFFREY, EDWARD	CHIEF EXECUTIVE OFFICER; CHIEF INVESTMENT OFFICER; DIRECTOR; LIMITED PARTNER;EXECUTIVE COMMITTEE MEMBER
DOUBLELINE CAPITAL GP LLC	GENERAL PARTNER
OAKTREE FUND GP II, L.P.	LIMITED PARTNER
CHASE, HENRY, VANN	CHIEF FINANCIAL OFFICER; LIMITED PARTNER;EXECUTIVE COMMITTEE MEMBER
LARISCY, EARL, ALLAN	GENERAL COUNSEL; LIMITED PARTNER;EXECUTIVE COMMITTEE MEMBER
REDELL, RONALD, ROBERT	PRESIDENT; EXECUTIVE COMMITTEE MEMBER; LIMITED PARTNER
SANTA ANA III, CRIS	CHIEF RISK OFFICER, EXECUTIVE COMMITTEE MEMBER, LIMITED PARTNER
VAN EVERY, BARBARA, RUTH	CHIEF MARKETING OFFICER; EXECUTIVE COMMITTEE MEMBER; LIMITED PARTNER
MOORE, CASEY, LEE	CHIEF TECHNOLOGY OFFICER; EXECUTIVE COMMITTEE MEMBER; LIMITED PARTNER
SHERMAN, JEFFREY, JOHN	DEPUTY CHIEF INVESTMENT OFFICER; EXECUTIVE COMMITTEE MEMBER; LIMITED PARTNER
GUIA, YOUSE, ENRIQUE	CHIEF COMPLIANCE OFFICER; EXECUTIVE COMMITTEE MEMBER; LIMITED PARTNER
ELAM, JOAN, LYNEA	CHIEF HUMAN RESOURCES OFFICER; EXECUTIVE COMMITTEE MEMBER; LIMITED PARTNER
TOWNZEN, PATRICK, AARON	CHIEF OPERATING OFFICER; EXECUTIVE COMMITTEE MEMBER; LIMITED PARTNER
7

NUVEEN ASSET MANAGEMENT, LLC:
Nuveen Asset Management serves as the investment sub-adviser to the Registrant’s State Street Nuveen Municipal Bond ETF and State Street Nuveen Municipal Bond ESG ETF. The principal business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Asset Management is an investment adviser registered under the Investment Advisers Act of 1940.
Below is a list of the directors and principal executive officers of Nuveen Asset Management and their principal occupation(s). Unless otherwise noted, the address of each person listed is 333 West Wacker Drive, Chicago, Illinois 60606.
Name	Position with and Name of Other Company
William T. Huffman	President
Stuart J. Cohen	Managing Director and Head of Legal
Travis M. Pauley	Chief Compliance Officer
Jon Stevens	Senior Managing Director
Kehinde Akibayo	Controller
Saira Malik	Executive Vice President
LOOMIS, SAYLES & COMPANY, L.P.:
Loomis serves as the investment sub-adviser to the Registrant’s State Street Loomis Sayles Opportunistic Bond ETF. The principal business address of Loomis is One Financial Center, Boston, Massachusetts 02111. Loomis is an investment adviser registered under the Investment Advisers Act of 1940.
Below is a list of the directors and principal executive officers of Loomis and their principal occupation(s). Unless otherwise noted, the address of each person listed is One Financial Center, Boston, Massachusetts 02111.
Name and Position with Loomis	Name and Principal Business Address of Other Company	Connection with Other Company
Pramila Agrawal Portfolio Manager, Head of Custom Income Strategies and Director	None.	None.
Kevin P. Charleston Chairman, Chief Executive Officer, President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Representative of Loomis Sayles as a corporate Director
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and President
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director
8

Name and Position with Loomis	Name and Principal Business Address of Other Company	Connection with Other Company
	Loomis Sayles Operating Services, LLC One Financial Center, Boston, MA 02111 (dissolved 12/20/22)	Director, Chairman and President (2020 – 2022)
	Loomis Sayles (Netherlands) B.V. Stadsplateau 7, Utrecht, Netherlands 3521 AZ	Managing Director
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Chairman of the Supervisory Board (2022 – 2024)
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
Matthew J. Eagan Co-Head and Portfolio Manager, Full Discretion, and Director	None.	None.
Daniel J. Fuss Vice Chairman and Director	None.	None.
John R. Gidman Chief Operating Officer and Director	Loomis Sayles Operating Services, LLC One Financial Center, Boston, MA 02111 (dissolved 12/20/22)	Director and Chief Executive Officer (2020 – 2022)
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
David L. Giunta Director	Natixis Investment Managers 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer, US; Member of the Board of Managers
	Natixis Advisors, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer, US; Member of the Board of Managers
	Natixis Distribution, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer, US; Member of the Board of Managers
	AEW Capital Management, Inc. Two Seaport Lane, Boston, MA 02210	Director
	Gateway Investment Advisers, LLC 312 Walnut Street, Cincinnati, OH 45202	Member of the Board of Managers
	Harris Associates, Inc. 111 South Wacker Drive, Suite 4600, Chicago, IL 60606	Director
	Vaughan Nelson Investment Management, Inc. 600 Travis Street, Suite 3800 Houston, TX 77002	Director
	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee and Executive Vice President
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
9

Name and Position with Loomis	Name and Principal Business Address of Other Company	Connection with Other Company
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
Aziz V. Hamzaogullari Chief Investment Officer of the Growth Equity Strategies, Portfolio Manager and Director	None.	None.
Maurice Leger Head of Global Distribution and Director	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager
	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	President
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)
Richard G. Raczkowski Co-Head and Portfolio Manager, Relative Return, and Director	None.	None.
Rebecca O’Brien Radford General Counsel, Secretary and Director (1/1/23 to present); Deputy General Counsel (2021 – 2023)	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	General Counsel and Secretary
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Secretary
	Loomis Sayles Operating Services, LLC One Financial Center, Boston, MA 02111 (dissolved 12/20/22)	Director and Secretary (2020 – 2022)
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and General Counsel
Philippe Setbon Director	Natixis Investment Managers 59, avenue Pierre Mendès -France, CS 41432, 75648 Paris cedex, France	Chief Executive Officer (Directeur général) (2023 – present)
	Natixis Investment Managers 59, avenue Pierre Mendès -France, CS 41432, 75648 Paris cedex, France	Member of Senior Management Committee (2023 – present)
	Ostrum Asset Management 42 avenue Pierre Mendès-France, 75013 Paris, France	Chief Executive Officer (Directeur général) (2019 – 2023)
	Natrixis TradEx Solutions 59 avenue Pierre Mendès-France, 75013 Paris, France	Director (2020 – 2024)
	Harris Associates, Inc. 111 South Wacker Drive, Suite 4600, Chicago, IL 60606	Director (2024 – present)
	AEW Europe SA 43 avenue Pierre Mendès-France, 75013 Paris, France	Chair of the Board of Directors (Président du conseil d'administration) (2024 – present)
	DNCA Finance 19 place Vendôme 75001 Paris, France	Chair of Supervisory Board (Président du comité de surveillance) (2024 – present)
	AWE Capital Management, L.P. Two Seaport Lane, Boston Massachuseets 02210	Director (Jan. 2024 – present)
10

Name and Position with Loomis	Name and Principal Business Address of Other Company	Connection with Other Company
Susan L. Sieker Chief Financial Officer and Director	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Chief Financial Officer
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)
Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #05-01/03, Ocean Financial Centre, Singapore 049315
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
David L. Waldman Deputy Chief Investment Officer (2013 - 2021), Chief Investment Officer (2021 to present) and Director	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)
GALAXY DIGITAL CAPITAL MANAGEMENT LP:
Galaxy serves as the investment sub-adviser to the Registrant’s SPDR Galaxy Digital Asset Ecosystem ETF, SPDR Galaxy Transformative Tech Accelerators ETF and SPDR Galaxy Hedged Digital Asset Ecosystem ETF. The principal business address of Galaxy is 300 Vesey Street, 13th Floor, New York, New York 10282. Galaxy is an investment adviser registered under the Investment Advisers Act of 1940.
Below is a list of the directors and principal executive officers of Galaxy and their principal occupation(s). Unless otherwise noted, the address of each person listed is 300 Vesey Street, 13th Floor, New York, New York 10282.
Name	Position with and Name of Other Company
GALAXY DIGITAL CAPITAL MANAGEMENT GP LLC	GENERAL PARTNER
GALAXY DIGITAL LP	LIMITED PARTNER
Friedrich, Matthew	GENERAL COUNSEL
Kurz, Stephen, Janus	HEAD, ASSET MANAGEMENT DIVISION, AND AUTHORIZED PERSON
Ferraro, Christopher	PRESIDENT
Paquette, Anthony Philip	CHIEF FINANCIAL OFFICER
Srivastava, Lagan	CHIEF COMPLIANCE OFFICER
BRIDGEWATER ASSOCIATES, LP:
Bridgewater serves as the investment sub-adviser to the Registrant’s SPDR Bridgewater All Weather ETF. The principal business address of Bridgewater is One Nyala Farms Road, Westport, Connecticut 06880. Bridgewater is an investment adviser registered under the Investment Advisers Act of 1940.
Below is a list of the directors and principal executive officers of Bridgewater and their principal occupation(s). Unless otherwise noted, the address of each person listed is One Nyala Farms Road, Westport, Connecticut 06880.
Name	Position with and Name of Other Company
Nir Bar Dea	Chief Executive Officer
Greg Jensen	Co-Chief Investment Officer
Bob Prince	Co-Chief Investment Officer
Karen Karniol-Tambour	Co-Chief Investment Officer
11

Item 32.
Principal Underwriters
(a)
SSGA FD, One Congress Street, Boston, Massachusetts 02114, serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment companies: SPDR Series Trust, SPDR Index Shares Funds, Select Sector SPDR Trust, State Street Institutional Investment Trust, SSGA Funds, State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc., Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Government Money Market Fund and Elfun Trusts.
(b)
To the best of the Trust’s knowledge, the managers and executive officers of SSGA FD are as follows:
Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Trust
Jeanne LaPorta	Chairperson and Manager; Senior Vice President of State Street Global Advisors Trust Company	Interested Trustee
Mark Alberici	Manager; Senior Vice President of State Street Global Advisors Trust Company	None
Apea Amoa	Manager; Senior Vice President of State Street Global Advisors Trust Company	None
Allison Bonds	Manager and President; Senior Vice President of State Street Global Advisors Trust Company	None
Tim Corbett	Manager; Senior Vice President of State Street Global Advisors Trust Company	None
James Ferrarelli	Manager; Executive Vice President of State Street Global Advisors Trust Company	None
John Tucker	Manager; Executive Vice President of State Street Global Advisors Trust Company	None
Mark Trabucco	Chief Compliance Officer and Anti-Money Laundering Officer; Managing Director of State Street Global Advisors Trust Company	None
Editha V. Tenorio	Chief Financial Officer; Vice President of State Street Global Advisors Trust Company	None
Sean O’Malley, Esq.	Chief Legal Officer; Senior Vice President of State Street Global Advisors Trust Company	None
Jessica Cross	Secretary; Vice President of State Street Global Advisors Trust Company	None
*
The principal business address for each of the above managers and executive officers is One Congress Street, Boston, Massachusetts 02114.
(c)
Not applicable.
Item 33.
Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of SSGA FM and/or State Street Bank and Trust Company, with offices located at One Congress Street, Boston, Massachusetts 02114.
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.
12

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, SSGA Active Trust certifies it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 4th day of March, 2026.
SSGA ACTIVE TRUST

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
Signature	Title	Date
/s/ Carolyn M. Clancy*	Trustee	March 4, 2026
Carolyn M. Clancy
/s/ Dwight D. Churchill*	Trustee	March 4, 2026
Dwight D. Churchill
/s/ Clare S. Richer*	Trustee	March 4, 2026
Clare S. Richer
/s/ Kristi L. Rowsell*	Trustee	March 4, 2026
Kristi L. Rowsell
/s/ Sandra G. Sponem*	Trustee	March 4, 2026
Sandra G. Sponem
/s/ Carl G. Verboncoeur*	Trustee	March 4, 2026
Carl G. Verboncoeur
/s/ Jeanne LaPorta*	Trustee	March 4, 2026
Jeanne LaPorta
/s/ James E. Ross*	Trustee	March 4, 2026
James E. Ross
/s/ Ann M. Carpenter	President and Principal Executive Officer	March 4, 2026
Ann M. Carpenter
/s/ Bruce S. Rosenberg	Treasurer and Principal Financial Officer (Principal Accounting Officer)	March 4, 2026
Bruce S. Rosenberg

*By:	/s/ Edmund Gerard Maiorana, Jr.
Edmund Gerard Maiorana, Jr. As Attorney-in-Fact Pursuant to Powers of Attorney
13

EXHIBIT INDEX
Exhibit No.	Exhibit
(d)(i)(3)	Amended Exhibit A (Schedule of Series), dated March 4, 2026, to the Advisory Agreement
(e)(i)(3)	Amended Annex I (Schedule of Series), dated March 4, 2026, to the Distribution Agreement
(g)(i)(4)	Amended Appendix A (Schedule of Series), dated March 4, 2026, to the Custodian Agreement
(h)(i)(3)	Amended Schedule A (Schedule of Series), dated March 4, 2026, to the Administration Agreement
(h)(ii)(5)	Amended Schedule A (Schedule of Series), dated March 4, 2026, to the Sub-Administration Agreement
(h)(iii)(3)	Amended Schedule A (Schedule of Series), dated March 4, 2026, to the Transfer Agency and Service Agreement
(i)(xviii)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP
EX-101.INS	XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
14